Exhibit 99.7


                            INTERCREDITOR AGREEMENT


         This INTERCREDITOR AGREEMENT, dated as of December 21, 2004, and entered into by and among RCN CORPORATION, a Delaware corporation (the "Borrower"), each other Grantor (as hereinafter defined) from time to time party hereto, DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH ("DBAG"), in its capacities as administrative agent and collateral agent under the First-Lien Credit Documents (as defined below) (together with its successors and assigns from time to time in such capacities, the "First-Lien Collateral Agent"), HSBC BANK USA, NATIONAL ASSOCIATION ("HSBC"), in its capacities as trustee and collateral agent under the Second-Lien Note Documents (as defined below) (together with its successors and assigns from time to time in such capacities, the "Second-Lien Collateral Agent") and HSBC, in its capacities as administrative agent and collateral agent under the Third-Lien Credit Documents (as defined below) (together with its successors and assigns from time to time, the "Third-Lien Collateral Agent"). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in Section 1 below.


                                   RECITALS

         WHEREAS, the Borrower, the lenders party thereto and DBAG, as administrative agent (in such capacity, together with any successor or assigns, the "First-Lien Administrative Agent"), have entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, modified and/or Refinanced from time to time, the "First-Lien Credit Agreement");

         WHEREAS, the Borrower and HSBC, as trustee (in such capacity, together with any successors and assigns, the "Second-Lien Trustee"), have entered into that certain Indenture, dated as of the date hereof (as amended, restated, supplemented, modified and/or Refinanced from time to time, the "Second-Lien Note Indenture") pursuant to which the Borrower will issue its 7?% Convertible Second Lien Notes due 2012;

         WHEREAS, the Borrower, the lenders party thereto and HSBC, as agent (in such capacity, together with any successor or assigns, the "Third-Lien Administrative Agent") have entered into that certain Amended and Restated Term Loan and Credit Agreement, dated as of December 21, 2004 (as amended, restated, supplemented, modified and/or Refinanced from time to time, the "Third-Lien Credit Agreement");

         WHEREAS, the obligations of the Borrower and the other Grantors under the First-Lien Credit Documents, and all Hedging Obligations under Interest Rate Protection Agreements with one or more Hedging Creditors, will be secured by substantially all the assets of the Borrower and the other Grantors, respectively, pursuant to the terms of the First-Lien Security Documents;

         WHEREAS, the obligations of the Borrower and the other Grantors under the Second-Lien Note Documents will be secured by substantially all the assets of the Borrower and the other Grantors, respectively, pursuant to the terms of the Second-Lien Security Documents;

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         WHEREAS, the obligations of the Borrower under the Third-Lien Credit
Documents will be secured by substantially all the assets of the Borrower (but not any other Grantor) pursuant to the terms of the Third-Lien Security Documents;

         WHEREAS, the First-Lien Credit Documents, the Second-Lien Note Documents and the Third-Lien Credit Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral;

         WHEREAS, in order to induce the First-Lien Collateral Agent and the First-Lien Creditors to consent to the Grantors incurring the Second-Lien Obligations and the Borrower incurring the Third-Lien Obligations and to induce the First-Lien Creditors to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any other Grantor, the Second-Lien Collateral Agent on behalf of the Second-Lien Creditors (and each Second-Lien Creditor by its acceptance of the benefits of the Second-Lien Security Documents) and the Third-Lien Collateral Agent on behalf of the Third-Lien Creditors (and each Third-Lien Creditor by its acceptance of the benefits of the Third-Lien Security Documents) has agreed to the subordination, intercreditor and other provisions set forth in this Agreement;

         WHEREAS, in order to induce the Second-Lien Collateral Agent and the Second-Lien Creditors to consent to the Grantors incurring the Second-Lien Obligations and the Borrower incurring the Third-Lien Obligations and to induce the Second-Lien Creditors to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any other Grantor, the First-Lien Collateral Agent on behalf of the First-Lien Creditors (and each First-Lien Creditor by its acceptance of the benefits of the First-Lien Security Documents) and the Third-Lien Collateral Agent on behalf of the Third-Lien Creditors (and each Third-Lien Creditor by its acceptance of the benefits of the Third-Lien Security Documents) has agreed to the intercreditor and other provisions set forth in this Agreement;

         WHEREAS, the Borrower and the Subsidiary Guarantors may, from time to time, incur additional secured debt which the Borrower and the First-Lien Collateral Agent may agree may share a first-priority security interest in the Collateral in accordance with the First-Lien Credit Documents in existence at the time of such incurrence but such additional secured debt shall constitute First-Lien Obligations only to the extent provided in the definition thereof contained herein; and

         WHEREAS, the Borrower and the Subsidiary Guarantors may, from time to time, incur additional secured debt which the Borrower and the Second-Lien Collateral Agent may agree may share a second-priority security interest in the Collateral in accordance with the Second-Lien Note Documents in existence at the time of such incurrence but such additional secured debt shall constitute Second-Lien Obligations only to the extent provided in the definition thereof contained herein;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

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         SECTION 1.   Definitions.
                      -----------

         1.1 Defined Terms. As used in the Agreement, the following terms shall have the following meanings:

         "Agreement" means this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

         "Bankruptcy Court" has the meaning set forth in Section 6.1(b) hereof.

         "Bankruptcy Law" means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

         "Borrower" has the meaning provided in the first paragraph of this Agreement.

         "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

         "Collateral" means all of the assets and property of any Grantor, whether real, personal or mixed, constituting First-Lien Collateral, Second-Lien Collateral and/or Third-Lien Collateral.

         "Collateral Agent" means, as the context requires, collectively, the First-Lien Collateral Agent, the Second-Lien Collateral Agent and/or the Third-Lien Collateral Agent.

         "Comparable Second-Lien Security Document" means, in relation to any Collateral subject to any Lien created under any First-Lien Security Document, that Second-Lien Security Document which creates a Lien on the same Collateral, granted by the same Grantor.

         "Comparable Third-Lien Security Document" means, in relation to any Collateral of the Borrower subject to any Lien created under any First-Lien Security Document, that Third-Lien Security Document which creates a Lien on the same Collateral, granted by the Borrower.

         "Consolidated EBITDA" has the meaning provided in the First-Lien Credit Agreement, as originally in effect.

         "Creditors" means, collectively, the First-Lien Creditors, the Second-Lien Creditors and the Third-Lien Creditors.

         "DBAG" has the meaning provided in the first paragraph of this Agreement.

         "Defaulting Creditor" has the meaning set forth in Section 5.7(d) hereto.

         "Discharge of First-Lien Obligations" means, except to the extent otherwise provided in Section 5.6 (and subject to Section 6.5), (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether

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or not such interest would be allowed in such Insolvency or Liquidation
Proceeding) and premium, if any, on all Indebtedness outstanding under the First-Lien Documents, (b) payment in full of all other First-Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest and premium, if any, are paid, (c) termination (without any prior demand for payment thereunder having been made or, if made, with such demand having been fully reimbursed in cash) or cash collateralization (in an amount and manner, and on terms, satisfactory to the First-Lien Collateral Agent) of all letters of credit and Interest Rate Protection Agreements issued or entered into, as the case may be, by any Hedging Creditor and (d) termination of all other commitments of the First-Lien Creditors under the First-Lien Credit Documents.

         "Discharge of Second-Lien Obligations" means, except to the extent otherwise provided in Section 5.6 (and subject to Section 6.5), (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Second-Lien Note Documents and (b) payment in full of all other Second-Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest and premium, if any, are paid. Notwithstanding anything to the contrary contained above, for purposes of this Agreement, any Second-Lien Obligations converted into equity of the Borrower (or any other Person) at the option of the holder of the respective Second-Lien Obligations shall be deemed to constitute the payment in full in cash of the Second-Lien Obligations so converted.

         "Discharge of Third-Lien Obligations" means, except to the extent otherwise provided in Section 5.6, (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Third-Lien Credit Documents, (b) payment in full of all other Third-Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest and premium, if any, are paid and (c) termination of all other commitments of the Third-Lien Creditors under the Third-Lien Credit Documents.

         "Disposition" has the meaning set forth in Section 5.1(a)(ii) hereto.

         "Documents" means, as the context requires, collectively, the First-Lien Documents, the Second-Lien Note Documents and the Third-Lien Credit Documents.

         "Eligible Purchaser" has the meaning set forth in Section 5.7(a) hereto.

         "First-Lien Administrative Agent" has the meaning set forth in the recitals hereto.

         "First-Lien Collateral" means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or has been purported to be granted) as security for any First-Lien Obligations; provided that all property and assets of the types described in the last sentence of Section 1.1(b) of the First-Lien Security Agreement (or any substantially similar provision contained in any other First-Lien Security

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

Document) or the last sentence of Section 3.1 of the First-Lien Pledge Agreement (or any substantially similar provision contained in any other First-Lien Security Document) or consisting of FCC Licenses or Governmental Authorizations (in each case as defined in the First-Lien Credit Agreement as originally in effect), shall be deemed to constitute First-Lien Collateral for purposes of this Agreement notwithstanding the fact that a Lien is not granted (or purported to be granted) therein.

         "First-Lien Collateral Agent" has the meaning provided in the first paragraph of this Agreement.

         "First-Lien Credit Agreement" has the meaning set forth in the recitals hereto.

         "First-Lien Credit Documents" means the First-Lien Credit Agreement and the Credit Documents (as defined in the First-Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other First-Lien Obligation and any other document or instrument executed or delivered at any time in connection with any First-Lien Obligation (including any intercreditor or joinder agreement among holders of First-Lien Obligations but excluding Interest Rate Protection Agreements), to the extent such are effective at the relevant time, as each may be amended, modified, restated, supplemented, replaced and/or Refinanced from time to time; provided that no such modification of the First-Lien Credit Agreement shall increase the maximum aggregate principal amount of Loans and stated amount of Letters of Credit thereunder to amount in excess of the Maximum First-Lien Credit Documents Principal Amount as then in effect.

         "First-Lien Creditors" means, at any relevant time, the holders of First-Lien Obligations at such time, including, without limitation, the First-Lien Lenders, the Hedging Creditors, the First-Lien Collateral Agent, the First-Lien Administrative Agent and the other agents under the First-Lien Credit Agreement.

         "First-Lien Documents" shall mean and include the First-Lien Credit Documents and the Interest Rate Protection Agreements entered into with one or more Hedging Creditors.

         "First-Lien Lenders" means the "Lenders" under, and as defined in, the First-Lien Credit Agreement; provided that the term "First-Lien Lender" shall in any event include each letter of credit issuer and each swingline lender under the First-Lien Credit Agreement.

         "First-Lien Obligations" means (i) all Obligations outstanding under the First-Lien Credit Agreement and the other First-Lien Credit Documents, and
(ii) all Hedging Obligations. "First-Lien Obligations" shall in any event include: (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First-Lien Document, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, (b) any and all fees and expenses (including attorneys' and/or financial consultants' fees and expenses) incurred by the First-Lien Collateral Agent, the First-Lien Administrative Agent and the First-Lien Creditors after the commencement of an Insolvency or Liquidation Proceeding,

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whether or not the claim for fees and expenses is allowed under Section 506(b)
of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding and (c) all obligations and liabilities of each Grantor under each First-Lien Document to which it is a party which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due. The First-Lien Obligations shall not include (x) principal of Loans or stated amounts of Letters of Credit in excess of the Maximum First-Lien Credit Documents Principal Amount as in effect at the time incurred or (y) any amount in clauses (a) through (c) of the preceding sentence incurred in connection with the enforcement of the excess amounts referred to in preceding clause (x).

         "First-Lien Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, among the Borrower, the other Grantors from time to time party thereto and the First-Lien Collateral Agent, as the same may be amended, supplemented, restated, modified and/or Refinanced from time to time.

         "First-Lien Required Lenders" shall mean the "Required Lenders" under, and as defined in, the First-Lien Credit Agreement.

         "First-Lien Security Agreement" means the Security Agreement, dated as of the date hereof, among the Borrower, the other Grantors from time to time party thereto and the First-Lien Collateral Agent, as the same may be amended, supplemented, restated, modified and/or Refinanced from time to time.

         "First-Lien Security Documents" means the Security Documents (as defined in the First-Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any First-Lien Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented, restated, modified and/or Refinanced from time to time.

         "Governmental Authority" means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

         "Grantors" means the Borrower and each of the Subsidiary Guarantors that have executed and delivered, or may from time to time hereafter execute and deliver, a First-Lien Security Document, a Second-Lien Security Document or a Third-Lien Security Document.

         "Hedging Creditor" means (i) each First-Lien Lender or any affiliate thereof (even if the respective First-Lien Lender subsequently ceases to be a First-Lien Lender under the Credit Agreement for any reason) party to an Interest Rate Protection Agreement with any Grantor and (ii) the respective successors and assigns of each such First-Lien Lender, affiliate or other financial institution referred to in clause (i) above.

         "Hedging Obligations" means (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under

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Section 362(a) of the Bankruptcy Code, would become due) and liabilities
(including, without limitation, indemnities, fees and interest thereon and all interest that accrues after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such Insolvency or Liquidation Proceeding) of each Grantor owing to the Hedging Creditors, now existing or hereafter incurred under, arising out of or in connection with each Interest Rate Protection Agreement (including all such obligations and indebtedness under any guarantee to which each Grantor is a party) and (ii) the due performance and compliance by each Grantor with the terms, conditions and agreements of each Interest Rate Protection Agreement; provided that (x) any Interest Rate Protection Agreement which expressly states that it is not entitled to the benefits of the First-Lien Security Documents shall not be entitled to the benefits thereof (or constitute Hedging Obligations for purposes hereof) and (y) if any Interest Rate Protection Agreement is entered into at a time when, immediately after giving effect thereto, the aggregate notional amount of all then outstanding Interest Rate Protection Agreements constituting Hedging Obligations hereunder (after giving effect to the provisions of preceding clause (x)) would exceed the Maximum Hedging Obligations Notional Amount, then amounts owing with respect to such excess shall not constitute Hedging Obligations hereunder; provided further that, if at the time of the entering into of any Interest Rate Protection Agreement the respective Hedging Creditors obtained an officer's certificate of the Borrower or a representation by the Borrower that the aggregate notional amount thereof when added to the aggregate notional amount of all other then outstanding Interest Rate Protection Agreements which constitute Hedging Obligations hereunder, shall not or would not exceed the Maximum Hedging Obligations Notional Amount, then such Interest Rate Protection Agreement (and all obligations thereunder as described above) shall constitute Hedging Obligations for all purposes hereof notwithstanding the fact that the Maximum Hedging Obligations Notional Amount has actually been exceeded.

         "HSBC" has the meaning provided in the first paragraph of this Agreement.

         "Indebtedness" means and includes all Obligations that constitute "Indebtedness" within the meaning of the First-Lien Credit Agreement, the Second-Lien Note Indenture or the Third-Lien Credit Agreement.

         "Insolvency or Liquidation Proceeding" means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of its respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

         "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

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         "Letters of Credit" shall mean "Letters of Credit" under, and as defined in, the First-Lien Credit Agreement.

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

         "Loans" shall mean "Loans" under, and as defined in, the First-Lien Credit Agreement.

         "Maximum First-Lien Credit Documents Principal Amount" shall mean, as determined on any date, the greater of (x) an amount equal to four times Consolidated EBITDA for the last four consecutive fiscal quarters for which financial statements have been delivered to the First-Lien Administrative Agent pursuant to the First-Lien Credit Agreement (as determined on the basis of such financial statements) prior to the incurrence of the respective Indebtedness incurred in reliance on this clause (x) (as may be increased as provided below) and (y) $400 million; in the case of each of the preceding clauses (x) and (y), plus an amount equal to $35.5 million.

         "Maximum Hedging Obligations Notional Amount" shall mean an aggregate notional amount equal to $325 million.

         "Maximum Second-Lien Principal Amount" shall mean $[150] million.

         "Maximum Third-Lien Credit Documents Principal Amount" has the meaning provided in the definition of "Third-Lien Credit Documents".

         "Megacable" shall mean Megacable, S.A. de C.V.

         "Megacable Entities" shall mean collectively, Megacable, Megacable Telecommunications, S.A. de C.V. and MCM Holdings, S.A. de C.V.

         "New Agent" has the meaning set forth in Section 5.6(a) hereto.

         "New Second-Lien Agent" has the meaning set forth in Section 5.6(b) hereto.

         "Obligations" means any and all obligations (including guaranty obligations) with respect to the payment and performance of (a) any principal of or interest or premium on any indebtedness, including, without limitation, any reimbursement obligation in respect of any letter of credit, or any other liability, including interest that accrues after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such Insolvency or Liquidation Proceeding, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any indebtedness (including, without limitation, the retaking, holding, selling or otherwise disposing of or realizing on the Collateral), (c) any obligation to post cash collateral in respect of letters of credit or any other obligations, and (d)

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all performance obligations under the documentation governing any indebtedness.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Pledged Collateral" means (a) the "Collateral" under, and as defined in, the First-Lien Pledge Agreement, the Second-Lien Pledge Agreement and the Third-Lien Pledge Agreement, respectively, and (b) any other Collateral in the possession of any Collateral Agent (or its agents or bailees), in each case to the extent that possession thereof is taken to perfect a Lien thereon under the Uniform Commercial Code.

         "Post-Petition Financing" has the meaning set forth in Section 6.1(a) hereto.

         "Priority Lien" has the meaning set forth in Section 5.1(d)(i) hereto.

         "Recovery" has the meaning set forth in Section 6.5(a) hereof.

         "RCN International" means RCN International Holdings, Inc.

         "Refinance" means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

         "Remedial Action" has the meaning set forth in Section 5.1(a)(i) hereto.

         "Required First-Lien Creditors" shall mean (i) at all times prior to the occurrence of the Discharge of First-Lien Obligations, the First-Lien Required Lenders (or, to the extent required by the First-Lien Credit Agreement, each of the First-Lien Lenders), and (ii) at all times after the occurrence of the Discharge of First-Lien Obligations, the holders of at least the majority of the then outstanding Hedging Obligations (determined by the First-Lien Collateral Agent in such reasonable manner as is acceptable to it).

         "Required Second-Lien Creditors" shall mean the holders of not less than a majority in aggregate principal amount of the Second-Lien Notes at the time outstanding (as determined in accordance with the Second-Lien Note Indenture).

         "Second-Lien Trustee" has the meaning set forth in the recitals hereto.

         "Second-Lien Collateral" means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or has been purported to be granted) as security for any Second-Lien Obligations; provided that all property and assets of the types described in the last sentence of Section 1.1(b) of the Second-Lien Security Agreement (or any substantially similar provision contained in any other Second-Lien Security Document) or the last sentence of Section 3.1 of the Second-Lien Pledge Agreement (or any substantially similar provision contained in any other Second-Lien Security Document) or consisting of FCC licenses or Governmental Authorization (in each case as defined in the First-Lien Credit Agreement as

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originally in effect), shall be deemed to constitute Second-Lien Collateral for purposes of this Agreement notwithstanding the fact that a Lien is not granted (or purported to be granted) therein.

         "Second-Lien Collateral Agent" has the meaning provided in the first paragraph of this Agreement.

         "Second-Lien Creditors" means, at any relevant time, the holders of Second-Lien Obligations at such time, including without limitation the Second-Lien Lenders, the Second-Lien Collateral Agent, the Second-Lien Trustee and any other agents under the Second-Lien Note Indenture.

         "Second-Lien Disposition" has the meaning set forth in Section 5.1(b)(ii) hereto.

         "Second-Lien Lenders" means the "Holders" under and as defined in the Second-Lien Note Indenture.

         "Second-Lien Mortgages" means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Second-Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

         "Second-Lien Note Documents" means the Second-Lien Note Indenture and the Transaction Documents (as defined in the Second-Lien Note Indenture) and each of the other agreements, documents and instruments providing for or evidencing any other Second-Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Second-Lien Obligation, as the same may be amended, modified or otherwise supplemented from time to time in accordance with the terms hereof, thereof and the First-Lien Credit Agreement; provided that any such modification does not increase the aggregate principal amount thereof beyond the limit set forth in the First-Lien Credit Agreement and is otherwise in accordance with the provisions of this First-Lien Credit Agreement; and provided further, that any such modification does not increase the aggregate principal amount of Second-Lien Obligations beyond the Maximum Second-Lien Principal Amount.

         "Second-Lien Note Indenture" has the meaning set forth in the recitals hereto.

         "Second-Lien Note Indenture Priority Lien" has the meaning set forth in Section 5.1(d)(ii) hereto.

         "Second-Lien Obligations" means all Obligations outstanding under the Second-Lien Note Indenture and the other Second-Lien Note Documents. "Second-Lien Obligations" shall in any event include: (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second-Lien Note Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding and (b) any and all fees and expenses (including attorneys' and/or financial consultants' fees and expenses) incurred by the Second-Lien Collateral Agent, the

Second-Lien Trustee and the Second-Lien Creditors after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding. The Second-Lien Obligations shall not include (x) principal in excess of the Maximum Second-Lien Principal Amount or
(y) any amount in clauses (a) through (c) of the preceding sentence incurred in connection with the enforcement of the excess amounts referred to in preceding clause (x).

         "Second-Lien Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, among the Borrower, the other Grantors and the Second-Lien Collateral Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof. "Second-Lien Post-Petition Financing" has the meaning set forth in
Section 6.1(c) hereto.

         "Second-Lien Remedial Action" has the meaning set forth in Section 5.1(b)(i) hereto.

         "Second-Lien Recovery" has the meaning set forth in Section 6.5(b) hereto.

         "Second-Lien Security Agreement" means the Security Agreement, dated as of the date hereof, among the Borrower, the other Grantors and the Second-Lien Collateral Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

         "Second-Lien Security Documents" means the Security Documents (as defined in the Second-Lien Note Indenture) and any other agreement, document, mortgage or instrument pursuant to which a Lien is granted securing any Second-Lien Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

         "Second-Lien Trustee" has the meaning set forth in the recitals hereto.

         "Security Documents" means, collectively, the First-Lien Security Documents, the Second-Lien Security Documents and the Third-Lien Security Documents.

         "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, limited liability company, association, joint venture or other entity (other than a corporation) in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

         "Subsidiary Guarantors" means each Subsidiary of the Borrower which enters into a guaranty of any First-Lien Obligations or Second-Lien Obligations.

         "Third-Lien Administrative Agent" has the meaning set forth in the recitals hereto.

         "Third-Lien Collateral" means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or has been purported to be granted) as security for any Third-Lien Obligations.

         "Third-Lien Collateral Agent" has the meaning set forth in the preamble hereof.

         "Third-Lien Credit Agreement" has the meaning set forth in the recitals hereto.

         "Third-Lien Credit Documents" means the Third-Lien Credit Agreement and the Credit Documents (as defined in the Third-Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Third-Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Third-Lien Obligation, as the same may be amended, modified or otherwise supplemented from time to time in accordance with the terms hereof, thereof and the First-Lien Credit Agreement; provided that any such modification does not increase the aggregate principal amount thereof beyond the lesser of the limit set forth in either the First-Lien Credit Agreement or the Second-Lien Note Indenture (such lesser amount being herein called the "Maximum Third-Lien Credit Documents Principal Amount") and is otherwise in accordance with the provisions of the First-Lien Credit Agreement and the Second-Lien Note Indenture.

         "Third-Lien Creditors" means, at any relevant time, the holders of Third-Lien Obligations at such time, including without limitation the Third-Lien Lenders, the Third-Lien Collateral Agent, the Third-Lien Administrative Agent and any other agents under the Third-Lien Credit Agreement.

         "Third-Lien Lenders" means the "Lenders" under and as defined in the Third-Lien Credit Agreement.

         "Third-Lien Mortgages" means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Third-Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

         "Third-Lien Obligations" means all Obligations outstanding under the Third-Lien Credit Agreement and the other Third-Lien Credit Documents. "Third-Lien Obligations" shall in any event include: (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Third-Lien Credit Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding and (b) any and all fees and expenses (including attorneys' and/or financial consultants' fees and expenses) incurred by the Third-Lien Collateral Agent, the Third-Lien Administrative Agent and the Third-Lien Creditors after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding. The Third-Lien Obligations shall not include (x) principal in excess of the Maximum Third-Lien Credit Documents Principal Amount as in effect at the time incurred or (y) any amount in clauses (a) through (c) of the preceding sentence incurred in connection with the enforcement of the excess amounts referred to in preceding clause (x).

         "Third-Lien Pledge Agreement" means the Pledge Agreement, dated as of December 21 2004, among the Borrower and the Third-Lien Collateral Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

         "Third-Lien Security Documents" means the Security Documents (as defined in the Third-Lien Credit Agreement) and any other agreement, document, mortgage or instrument pursuant to which a Lien is granted securing any Third-Lien Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

         "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

         1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement, (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) terms defined in the UCC but not otherwise defined herein shall have the same meanings herein as are assigned thereto in the UCC, (g) reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder and (h) underscored references to Sections or clauses shall refer to those portions of this Agreement, and any underscored references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs.

         SECTION 2.   Priority of Liens; Etc.
                      -----------------------

         2.1 Subordination of Liens; Etc. Notwithstanding the date, manner or order of grant, attachment or perfection of (x) any Liens securing the First-Lien Obligations granted on the Collateral, (y) any Liens securing the Second-Lien Obligations granted on the Collateral or (z) any Liens securing the Third-Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, any applicable law, the Second-Lien Note Documents or the Third-Lien Credit Documents or any other circumstance whatsoever (including any invalidity or non-perfection of any Lien purporting to secure the First-Lien Obligations, the Second-Lien Obligations and/or the Third-Lien Obligations), the Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents) and the Third-Lien Collateral Agent, on behalf of itself and the other Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents) hereby agree that:

         (a)    (i)   any Lien on the Collateral securing any First-Lien
     Obligations now or hereafter held by or on behalf of the First-Lien Collateral Agent or any First-Lien Creditors or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any of the Second-Lien Obligations and to any Lien on the Collateral securing any of the Third-Lien Obligations;

                (ii) any Lien on the Collateral securing any Second-Lien Obligations now or hereafter held by or on behalf of the Second-Lien Collateral Agent or any Second-Lien Creditors or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise shall be senior in all respects and prior to any Lien on the Collateral securing any of the Third-Lien Obligations;

                (iii) any Lien on the Collateral now or hereafter held by or on behalf of (x) the Second-Lien Collateral Agent, any Second-Lien Creditors or any agent or trustee therefor and/or (y) the Third-Lien Collateral Agent, any Third-Lien Creditors or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First-Lien Obligations;

                (iv) any Lien on the Collateral now or hereafter held by or on behalf of the Third-Lien Collateral Agent, any Third-Lien Creditors or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any Second-Lien Obligations;

                (v) all Liens on the Collateral securing any First-Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second-Lien Obligations and/or any Third-Lien Obligations for all purposes, whether or not such Liens securing any First-Lien Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person;

                (vi) all Liens on the Collateral securing any Second-Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Third-Lien Obligations for all purposes, whether or not such Liens securing any Second-Lien Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person; and

                (vii) it is their intent that (x) the First-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Second-Lien Obligations (and the security therefor) and the Third-Lien Obligations (and the security therefor), (y) the Second-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the First-Lien Obligations (and the security therefor) and the Third-Lien Obligations (and the security therefor) and (z) the Third-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the First-Lien Obligations (and the security therefor) and the Second-Lien Obligations (and the security therefor).

         Notwithstanding anything to contrary contained above or elsewhere in this Agreement, for all purposes of this Agreement (x) the First-Lien Obligations shall be deemed secured by Liens on all First-Lien Collateral regardless of whether a Lien or security interest has in fact been granted (or purported to be granted) with respect thereto and (y) the Second-Lien Obligations shall be deemed secured by Liens on all Second-Lien Collateral regardless of whether a Lien or security interest has in fact been granted (or purported to be granted) with respect thereto.

         2.2 Prohibition on Contesting Liens. Each of the Third-Lien Collateral Agent, for itself and on behalf of each Third-Lien Creditor, the Second-Lien Collateral Agent, for itself and on behalf of each Second-Lien Creditor, and the First-Lien Collateral Agent, for itself and on behalf of each First-Lien Creditor, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), (i) the validity or enforceability of any Security Document or any Obligation thereunder, (ii) the validity, perfection, priority or enforceability of the Liens, mortgages, assignments and security interests granted (or purported to be granted) pursuant to the Security Documents with respect to the First-Lien Obligations, the Second-Lien Obligations or the Third-Lien Obligations, (iii) in the case of the Third-Lien Collateral Agent, for itself and on behalf of each Third-Lien Creditors, only, the validity, perfection, priority or enforceability of the Liens, mortgages, assignments and security interests granted (or purported to be granted) pursuant to the Security Documents with respect to the Second-Lien Obligations, or (iv) the relative rights and duties of the holders of the First-Lien Obligations, the Second-Lien Obligations and the Third-Lien Obligations granted and/or established in this Agreement or any other Security Document (to the extent not inconsistent with the terms of this Agreement) with respect to such Liens, mortgages, assignments, and security interests; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other Creditor to enforce this Agreement, including the priority of the Liens securing the respective Obligations as provided in Section 3.1.

         2.3 No New Liens. (a) So long as the Discharge of First-Lien Obligations has not occurred, the parties hereto agree that the Borrower shall not, and shall not permit any of its Subsidiaries to, grant or permit any additional Liens, or take any action to perfect any additional Liens, on any asset or property to secure any Second-Lien Obligation or Third-Lien Obligation unless the Borrower or the respective such Subsidiary is a Grantor hereunder and has also granted a Lien on such asset or property to secure the First-Lien Obligations in accordance with the relevant priority set forth in this Agreement. To the extent that the forgoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First-Lien Collateral Agent and/or the other First-Lien Creditors, the Second-Lien Collateral Agent on behalf of itself and the other Second-Lien Creditors and the Third-Lien Collateral Agent on behalf of itself and the other Third-Lien Creditors, and each Second-Lien Creditor and Third-Lien Creditor (in each case by its acceptance of the benefits of the respective Security Documents), agrees that any amounts received by or distributed to any of them pursuant to or as a result liens granted in contravention of this Section 2.3(a) shall be subject to Section 4.2(a).

         (b) So long as the Discharge of Second-Lien Obligations has not occurred, the parties hereto agree that the Borrower shall not, and shall not permit any of its Subsidiaries to, grant or permit any additional Liens, or take any action to perfect any additional Liens, on any asset or property to secure any Third-Lien Obligation unless such Lien is expressly permitted by the Second-Lien Note Documents and the Borrower or the respective such Subsidiary is a Grantor hereunder and has also granted a Lien on such asset or property to secure the Second-Lien Obligations in accordance with the relevant priority set forth in this Agreement. To the extent that the forgoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Second-Lien Collateral Agent and/or the other Second-Lien Creditors, the Third-Lien Collateral Agent on behalf of itself and the other Third-Lien Creditors, and each Third-Lien Creditor (in each case by its acceptance of the benefits of the respective Security Documents), agrees that any amounts received by or distributed to any of them pursuant to or as a result liens granted in contravention of this Section 2.3(b) shall be subject to
Section 4.2(b).

         2.4 Similar Liens and Agreements. The parties hereto agree that it is their intention that (x) none of the Second-Lien Collateral be more expansive in any respect than the First-Lien Collateral and (y) none of the Third-Lien Collateral be more expansive in any respect than the Second-Lien Collateral or the First-Lien Collateral and that the Third-Lien Collateral not include any First-Lien Collateral or Second-Lien Collateral granted by any Grantor other than the Borrower (except that if the foregoing provisions are not complied with, for any reason, without limiting any other rights and remedies available to the First-Lien Collateral Agent and/or the other First-Lien Creditors and the Second-Lien Collateral Agent on behalf of itself and the other Second-Lien Creditors, each Third-Lien Creditor (by its acceptance of the benefits of the respective Security Documents), agrees that the provisions of Section 2.6 shall apply). In furtherance of the foregoing and of Section 8.9, each Collateral Agent, on behalf of itself and the Creditors for which it is Collateral Agent, and each other Creditor (by its acceptance of the benefits of the respective Security Documents), agree, subject to the other provisions of this Agreement:

         (i) upon request by any Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First-Lien Collateral, the Second-Lien Collateral and the Third-Lien Collateral and the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under the respective Documents; and

         (ii) that the guarantees for the First-Lien Obligations, and the Second-Lien Obligations entered into by any Subsidiary of the Borrower after the date of this Agreement shall be in substantially the same form (with any necessary reference changes, etc.) as the respective guarantees provided for the respective such Obligations by Subsidiary Guarantors on or prior to the date of this Agreement.

         2.5 Sequencing of Security Filings. Each of the Collateral Agents hereby agrees that it shall cooperate in good faith with the First-Lien Collateral Agent so that filings of financing statements (including without limitation UCC-1 financing statements), mortgages and other security filings are sequentially made as follows: (i) the respective filings with respect to the First-Lien Collateral shall be made first, (ii) the respective filings with respect to the Second-Lien Collateral shall be made second and (iii) the respective filings with respect to the Third-Lien Collateral shall be made third. The Third-Lien Collateral Agent agrees to terminate all filings of financing statements (including without limitation UCC-1 financing statements), mortgages and other security filings made prior to the date hereof with respect to the facility which, when amended and restated, became the Third-Lien Credit Agreement, and to make any filings to be made on or after the date hereof in accordance with the preceding sentence. The respective priorities to Collateral (and subordination and other agreements) contained herein shall be fully effective in accordance with their terms notwithstanding any failure to make (or terminate) filings as otherwise required above in this Section 2.5.

         2.6 Certain Overriding Agreements with Respect to Third-Lien Obligations. Notwithstanding anything to the contrary contained elsewhere in this Agreement or in any Third-Lien Credit Document, it is acknowledged and agreed by parties hereto that:

         (i) no Subsidiary of the Borrower shall at any time provide any guarantee (directly or indirectly) of any Third-Lien Obligations; and

         (ii) no Subsidiary of the Borrower shall provide, or grant a security interest in, any of its assets or property (and accordingly, the Third-Lien Collateral shall consist solely of assets of the Borrower).

         If any Third-Lien Creditor breaches the agreements contained in this
Section 2.6 in any respect, any proceeds obtained as a result thereof shall be turned over for distribution pursuant to Section 4 in the same manner as proceeds of Collateral are required to be distributed.

         SECTION 3.   Enforcement.
                      -----------

         3.1 Exercise of Remedies. (a) The provisions of this clause (a) are subject to clause (f) below. So long as the Discharge of First-Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor: (i) neither (x) the Second-Lien Collateral Agent and the other Second-Lien Creditors nor (y) the Third-Lien Collateral Agent and the other Third-Lien Creditors, will exercise or seek to exercise any rights or remedies (including, without limitation, setoff) with respect to any Collateral (including, without limitation, the exercise of any right under any lockbox agreement, control account agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which any of
(x) the Second-Lien Collateral Agent or any Second-Lien Creditor or (y) the Third-Lien Collateral Agent or any Third-Lien Creditor is a party) or institute or commence, or join with any Person in commencing, any action or proceeding with respect to such rights or remedies (including, without limitation, any action of foreclosure, enforcement, collection or execution and any Insolvency or Liquidation Proceeding), and will not contest, protest or object to any foreclosure proceeding or action brought by the First-Lien Collateral Agent or any First-Lien Creditor or any other exercise by the First-Lien Collateral Agent or any First-Lien Creditor, of any rights and remedies relating to the Collateral under the First-Lien Credit Documents or otherwise, or object to the forbearance by the First-Lien Collateral Agent or the First-Lien Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral; and (ii) the First-Lien Collateral Agent shall have the exclusive right, and the Required First-Lien Creditors shall have the exclusive right to instruct the First-Lien Collateral Agent, to enforce rights, exercise remedies (including, without limitation, set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of any of (x) the Second-Lien Collateral Agent or any Second-Lien Creditor or (y) the Third-Lien Collateral Agent or any Third-Lien Creditor, all as though the Second-Lien Obligations and the Third-Lien Obligations did not exist; provided, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, (x) the Second-Lien Collateral Agent and, if applicable, each other Second-Lien Creditor may file a claim or statement of interest with respect to the Second-Lien Obligations and (y) the Third-Lien Collateral Agent and, if applicable, each other Third-Lien Creditor may file a claim or statement of interest with respect to the Third-Lien Obligations, (B) the Second-Lien Collateral Agent and the Third-Lien Collateral Agent may take any action (not adverse to the prior Liens on the Collateral securing the First-Lien Obligations, or the rights of the First-Lien Collateral Agent or the First-Lien Creditors to exercise remedies in respect thereof) in order to preserve or protect their respective Liens on the Collateral in accordance with the terms of this Agreement and (C) (x) the Second-Lien Creditors shall be entitled to file any necessary responsive or defensive pleading in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second-Lien Creditors and (y) the Third-Lien Creditors shall be entitled to file any necessary responsive or defensive pleading in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Third-Lien Creditors, including any claim secured by the Collateral, if any, in each case in accordance with the terms of this Agreement. In exercising rights and remedies with respect to the Collateral, the First-Lien Collateral Agent and the First-Lien Creditors may enforce the provisions of the First-Lien Credit Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. In any case, and to the extent, that the provisions of following clause (f) are applicable, and enforcement actions are being pursued by the Second-Lien Collateral Agent or any other Second-Lien Creditors prior to the Discharge of

First-Lien Obligations, the foregoing provisions of this Section 3.1(a) shall apply with respect to the Third-Lien Collateral Agent and the other Third-Lien Creditors as fully as if the respective enforcement proceeding were being pursued by the First-Lien Collateral Agent or First-Lien Creditors.

         (b) So long as the Discharge of First-Lien Obligations has occurred, but the Discharge of Second-Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor: (i) the Third-Lien Collateral Agent and the other Third-Lien Creditors, will not exercise or seek to exercise any rights or remedies (including, without limitation, setoff) with respect to any Collateral (including, without limitation, the exercise of any right under any lockbox agreement, control account agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which the Third-Lien Collateral Agent or any Third-Lien Creditor is a party) or institute or commence, or join with any Person in commencing, any action or proceeding with respect to such rights or remedies (including, without limitation, any action of foreclosure, enforcement, collection or execution and any Insolvency or Liquidation Proceeding), and will not contest, protest or object to any foreclosure proceeding or action brought by the Second-Lien Collateral Agent or any Second-Lien Creditor or any other exercise by the Second-Lien Collateral Agent or any Second-Lien Creditor, of any rights and remedies relating to the Collateral under the Second-Lien Note Documents or otherwise, or object to the forbearance by the Second-Lien Collateral Agent or the Second-Lien Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral; and (ii) the Second-Lien Collateral Agent shall have the exclusive right, and the Required Second-Lien Creditors shall have the exclusive right to instruct the First-Lien Collateral Agent, to enforce rights, exercise remedies (including, without limitation, set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Third-Lien Collateral Agent or any Third-Lien Creditor, all as though the Third-Lien Obligations did not exist; provided, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, the Third-Lien Collateral Agent may file a claim or statement of interest with respect to the Third-Lien Obligations, (B) the Third-Lien Collateral Agent may take any action (not adverse to the prior Liens on the Collateral securing the Second-Lien Obligations, or the rights of the Second-Lien Collateral Agent or the Second-Lien Creditors to exercise remedies in respect thereof) in order to preserve or protect its Liens on the Collateral in accordance with the terms of this Agreement and (C) the Third-Lien Creditors shall be entitled to file any necessary responsive or defensive pleading in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Third-Lien Creditors, including any claim secured by the Collateral, if any, in each case in accordance with the terms of this Agreement. In exercising rights and remedies with respect to the Collateral, the Second-Lien Collateral Agent and the Second-Lien Creditors may enforce the provisions of the Second-Lien Note Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

         (c) The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), and the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), agree that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including, without limitation, setoff) with respect to any Collateral, unless and until the Discharge of First-Lien Obligations has occurred and, in the case of the Third-Lien Collateral Agent and the Third-Lien Creditors, the Discharge of Second-Lien Obligations has occurred. Without limiting the generality of the foregoing, (x) unless and until the Discharge of First-Lien Obligations has occurred, the sole right of the Second-Lien Collateral Agent and the Second-Lien Creditors with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second-Lien Security Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the First-Lien Obligations has occurred in accordance with the terms of Section 4 hereof, the Second-Lien Note Documents and applicable law, and (y) unless and until the Discharge of First-Lien Obligations and the Discharge of the Second-Lien Obligations has occurred, the sole right of the Third-Lien Collateral Agent and the Third-Lien Creditors with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Third-Lien Security Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the First-Lien Obligations and the Discharge of the Second-Lien Obligations has occurred in accordance with the terms of Section 4 hereof, the Third-Lien Credit Documents and applicable law.

         (d)    (i)   The Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), (x) agrees that the Second-Lien Collateral Agent and the other Second-Lien Creditors will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the First-Lien Credit Documents, including any collection, sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or First-Lien Security Document or subordinate the priority of the First-Lien Obligations to the Second-Lien Obligations or grant the Liens securing the Second-Lien Obligations equal ranking to the Liens securing the First-Lien Obligations and (y) hereby waives any and all rights it or the Second-Lien Creditors may have as a junior lien creditor or otherwise (whether arising under the UCC or under any other law) to object to the manner in which the First-Lien Collateral Agent or the First-Lien Creditors seek to enforce or collect the First-Lien Obligations or the Liens granted in any of the First-Lien Collateral, regardless of whether any action or failure to act by or on behalf of the First-Lien Collateral Agent or First-Lien Creditors is adverse to the interests of the Second-Lien Creditors and/or the Third-Lien Creditors.

                (ii) The Second-Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second-Lien Security Documents or any other Second-Lien Note Document shall be deemed to restrict in any way the rights and remedies of the First-Lien Collateral Agent or the First-Lien Creditors with respect to the Collateral as set forth in this Agreement and the First-Lien Credit Documents.

         (e)    (i)   The Third-Lien Collateral Agent, for itself and on behalf
of the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), (x) agrees that the Third-Lien Collateral Agent and the other Third-Lien Creditors will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the First-Lien Credit Documents or Second-Lien Note Documents, including any collection, sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or First-Lien Security Document or Second-Lien Security Document, or subordinate the priority of the First-Lien Obligations to the Second-Lien Obligations and/or the Third-Lien Obligations, or subordinate the priority of the Second-Lien Obligations to the Third-Lien Obligations or grant the Liens securing the Third-Lien Obligations equal ranking to the Liens securing the First-Lien Obligations or the Second-Lien Obligations and (y) hereby waives any and all rights it or any of the Third-Lien Creditors may have as a junior lien creditor or otherwise (whether arising under the UCC or under any other law) to object to the manner in which the First-Lien Collateral Agent or the First-Lien Creditors, or the Second-Lien Collateral Agent or Second-Lien Creditors, seek to enforce or collect the First-Lien Obligations or the Liens granted in any of the First-Lien Collateral or Second-Lien Obligations or the Liens granted in any of the Second-Lien Collateral, regardless of whether any action or failure to act by or on behalf of the First-Lien Collateral Agent or First-Lien Creditors, or the Second-Lien Collateral Agent or Second-Lien Creditors, is adverse to the interests of the Second-Lien Creditors and/or the Third-Lien Creditors.

                (ii) The Third-Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Third-Lien Security Documents or any other Third-Lien Credit Document shall be deemed to restrict in any way the rights and remedies of the First-Lien Collateral Agent or the First-Lien Creditors, or the Second-Lien Collateral Agent or Second-Lien Creditors, with respect to the Collateral as set forth in this Agreement and the First-Lien Credit Documents or Second-Lien Note Documents, as the case may be.

         (f) Notwithstanding anything to the contrary in the preceding clauses (a) through (e), at any time while a payment default exists with respect to the Second-Lien Obligations following the final maturity of the Second-Lien Obligations, or the acceleration by the relevant Second-Lien Creditors of the maturity of all then outstanding Second-Lien Obligations, and in either case so long as 120 days have elapsed after notice thereof (and requesting that enforcement action be taken with respect to the Collateral) has been received by the First-Lien Collateral Agent and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded), the Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors, and the other Second-Lien Creditors may, but only if the First-Lien Collateral Agent or the First-Lien Creditors are not pursuing enforcement preceding with respect to the Collateral in a commercially reasonable manner (with any determination of which Collateral to proceed against, and in what order, to be made by the First-Lien Collateral Agent or such First-Lien Creditors in their reasonable judgment), enforce the Liens on Collateral granted pursuant to the Second-Lien Security Documents, provided that (x) any Collateral or any proceeds of Collateral received by the Second-Lien Collateral Agent or such other Second-Lien Creditor, as the case may be, in connection with the enforcement of such Lien (net of reasonable costs actually incurred in connection with such enforcement) shall be applied in accordance with the following Section 4 hereof and (y) the First-Lien Collateral Agent or any other

First-Lien Creditors may at any time take over such enforcement proceedings, provided that the First-Lien Collateral Agent or such First-Lien Creditors, as the case may be, pursues enforcement proceedings in respect of the Collateral in a commercially reasonably manner, with any determination of which Collateral to proceed against, and in what order, to be made by the First-Lien Collateral Agent or such First-Lien Creditors in their reasonable judgment, and provided further that the Second-Lien Collateral Agent or Second-Lien Creditors, as the case may be, shall only be able to recoup (from amounts realized by the First-Lien Collateral Agent or any First-Lien Creditor(s) in any enforcement proceeding with respect to the collateral (whether initiated by the First-Lien Collateral Agent or First-Lien Creditor(s) or taken over by them as contemplated above) any expenses incurred by them in accordance with the priorities set forth in following Section 4.

         SECTION 4.   Payments.
                      --------

         4.1 Application of Proceeds. (a) So long as the Discharge of First-Lien Obligations has not occurred, any proceeds of any Collateral pursuant to the enforcement of any Security Document or the exercise of any remedial provision thereunder, together with all other proceeds received by any Creditor (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Collateral (whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding with respect to any Grantor, or the application of any Collateral (or proceeds thereof) to the payment thereof or any distribution of Collateral (or proceeds thereof) upon the liquidation or dissolution of any Grantor, shall be applied by the First-Lien Collateral Agent (or paid over to the First-Lien Collateral Agent and applied by it) to the First-Lien Obligations in such order as specified in the relevant First-Lien Security Document. Upon the Discharge of the First-Lien Obligations, the First-Lien Collateral Agent shall deliver to the Second-Lien Collateral Agent any proceeds of Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Second-Lien Collateral Agent in accordance with the provisions of following clause (b).

         (b) So long as the Discharge of First-Lien Obligations has occurred and the Discharge of Second-Lien Obligations has not occurred, any proceeds of any Collateral pursuant to the enforcement of any Security Document or the exercise of any remedial provision thereunder, together with all other proceeds received by any Creditor (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Collateral (whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding with respect to any Grantor, or the application of any Collateral (or proceeds thereof) to the payment thereof or any distribution of Collateral (or proceeds thereof) upon the liquidation or dissolution of any Grantor, shall be applied by the Second-Lien Collateral Agent (or paid over to the Second-Lien Collateral Agent and applied by it) to the Second-Lien Obligations in such order as specified in the relevant Second-Lien Security Document. Upon the Discharge of the Second-Lien Obligations (so long as the Discharge of the First-Lien Obligations has occurred), the Second-Lien Collateral Agent shall deliver to the Third-Lien Collateral Agent any proceeds of Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Third-Lien Collateral

Agent to the Third-Lien Obligations in such order as specified in the Third-Lien Security Documents and this Agreement.

         4.2 Payments Over. (a) Until such time as the Discharge of First-Lien Obligations has occurred, any Collateral or proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.3(a)) (or any distribution in respect of the Collateral, whether or not expressly characterized as such) received by any of (x) the Second-Lien Collateral Agent or any Second-Lien Creditors or (y) the Third-Lien Collateral Agent or any Third-Lien Creditors in connection with the exercise of any right or remedy (including set-off) relating to the Collateral or otherwise that is inconsistent with this Agreement shall be segregated and held in trust and forthwith paid over to the First-Lien Collateral Agent for the benefit of the First-Lien Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First-Lien Collateral Agent is hereby authorized to make any such endorsements as agent for any of (x) the Second-Lien Collateral Agent or any such Second-Lien Creditors or (y) the Third-Lien Collateral Agent or any such Third-Lien Creditors. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

         (b) After the Discharge of First-Lien Obligations has occurred, and thereafter until such time as the Discharge of Second-Lien Obligations has occurred, any Collateral or proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.3(b)) (or any distribution in respect of the Collateral, whether or not expressly characterized as such) received by any of the Third-Lien Collateral Agent or any Third-Lien Creditors in connection with the exercise of any right or remedy (including set-off) relating to the Collateral or otherwise that is inconsistent with this Agreement shall be segregated and held in trust and forthwith paid over to the Second-Lien Collateral Agent for the benefit of the Second-Lien Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Second-Lien Collateral Agent is hereby authorized to make any such endorsements as agent for any of the Third-Lien Collateral Agent or any such Third-Lien Creditors. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

         SECTION 5.   Other Agreements.
                      ----------------

         5.1    Releases. (a) If, in connection with:

         (i) the exercise of the First-Lien Collateral Agent's remedies in respect of the Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of any such Collateral (any of the foregoing, a "Remedial Action");

         (ii) any sale, lease, exchange, transfer or other disposition (any of the foregoing, a "Disposition") of any Collateral permitted under the terms of the First-Lien Credit Documents (whether or not an "event of default" thereunder or under any Second-Lien Note Document or any Third-Lien Credit Document has occurred and is continuing), but without waiver of any right of the Second-Lien Creditors or Third-Lien Creditors to enforce their right to accelerate under the Second-Lien Note Indenture or Third-Lien Credit

     Agreement, as the case may be, if an event of default occurs thereunder because such transfer was not permitted thereunder; or

         (iii) any agreement (not contravening the First-Lien Credit Documents) between the First-Lien Collateral Agent and the Borrower or any other Grantor (x) to release the First-Lien Collateral Agent's Lien on any portion of the Collateral (other than (1) in connection with, or in anticipation of, a Discharge of First-Lien Obligations or a Discharge of First-Lien Obligations or (2) unless consented to by the Required Second-Lien Creditors, where the aggregate fair market value (as determined in good faith by the Borrower and certified by it to the First-Lien Collateral Agent) released in a given calendar year would exceed $5.0 million) or (y) to release any Grantor from its obligations under its guaranty of the First-Lien Obligations (other than (1) in connection with, or in anticipation of, a Discharge of First-Lien Obligations or a Discharge of First-Lien Obligations or (2) unless consented to by the Required Second-Lien Creditors, where the aggregate fair market value (as determined by the Borrower in good faith and certified to the First-Lien Collateral Agent) of the assets of all Grantors so released from guarantees during any calendar year would exceed $5.0 million);

there occurs the release by the First-Lien Collateral Agent, acting on its own or at the direction of the Required First-Lien Creditors, of any of its Liens on any part of the Collateral, or of any Grantor from its obligations under its guaranty of the First-Lien Obligations, then the Liens, if any, of the Second-Lien Collateral Agent, for itself and for the benefit of the Second-Lien Creditors, of any other Second-Lien Creditor, of the Third-Lien Collateral Agent, for itself and for the benefit of the Third-Lien Creditors, and of any other Third-Lien Creditor, on such Collateral, and the obligations of such Grantor under its guaranties (if any) of the Second-Lien Obligations and Third-Lien Obligations, shall be automatically, unconditionally and simultaneously released, and the Second-Lien Collateral Agent, for itself and on behalf of any such Second-Lien Creditors, and the Third-Lien Collateral Agent, for itself and on behalf of any such Third-Lien Creditors, promptly shall execute and deliver to the First-Lien Collateral Agent or such Grantor such termination statements, releases and other documents as the First-Lien Collateral Agent or such Grantor may request to effectively confirm such release; provided however that if an "event of default" then exists under the Second-Lien Note Indenture or the Third-Lien Credit Agreement and the Discharge of First-Lien Obligations occurs concurrently with any such release, the Second-Lien Collateral Agent shall be entitled to receive the residual cash or cash equivalents (if any) remaining after giving effect to such release and the Discharge of the First-Lien Obligations for application in accordance with the provisions of Section 4 hereof.

         (b) If, after the Discharge of First-Lien Obligations in the case of following clauses (ii) and (iii), in connection with:

         (i) the exercise of the Second-Lien Collateral Agent's remedies in respect of the Collateral provided for in Section 3.1, including, without limitation, any sale, lease, exchange, transfer or other disposition of any such Collateral (any of the foregoing, a "Second-Lien Remedial Action"); or

         (ii) any sale, lease, exchange, transfer or other disposition (any of the foregoing, a "Second-Lien Disposition") of any Collateral permitted under the terms of the Second-Lien Note Documents (whether or not an "event of default" thereunder or any Third-Lien Credit Document has occurred and is continuing), but without waiver of any right of the Third-Lien Creditors to enforce their right to accelerate under the Third-Lien Credit Agreement, if an event of default occurs thereunder because such transfer was not permitted thereunder;

the release by the Second-Lien Collateral Agent, at the direction of the Second-Lien Creditors, of any of its Liens on any part of the Collateral, or of any Grantor from any of its obligations under any guaranty of the Second-Lien Obligations, then the Liens, if any, of the Third-Lien Collateral Agent, for itself and for the benefit of the Third-Lien Creditors and of any other Third-Lien Creditor, on such Collateral, and the obligations of such Grantor under any of its guaranty of the Third-Lien Obligations, shall be automatically, unconditionally and simultaneously released, and the Third-Lien Collateral Agent, for itself and for the benefit of the Third-Lien Creditors, promptly shall execute and deliver to the Second-Lien Collateral Agent or such Grantor such termination statements, releases and other documents as the Second-Lien Collateral Agent or such Grantor may request to effectively confirm such release; provided, however, that if an "event of default" then exists under any Third-Lien Credit Document and the Discharge of Second-Lien Obligations occurs concurrently with any such Second-Lien Remedial Action, Second-Lien Disposition or release, the Third-Lien Collateral Agent (on behalf of the Third-Lien Creditors) shall be entitled to receive the residual cash or cash equivalents (if any) remaining after giving effect to such Second-Lien Remedial Action, Second-Lien Disposition or release and the Discharge of the Second-Lien Obligations for application in accordance with the provisions of Section 4 hereof.

         (c)    (i)   Until the Discharge of First-Lien Obligations occurs, the
Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors, hereby irrevocably constitutes and appoints the First-Lien Collateral Agent and any officer or agent of the First-Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second-Lien Collateral Agent or such holder or in the First-Lien Collateral Agent's own name, from time to time in the First-Lien Collateral Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release;

                (ii) Until the Discharge of First-Lien Obligations occurs, the Third-Lien Collateral Agent, for itself and on behalf of the Third-Lien Creditors, hereby irrevocably constitutes and appoints the First-Lien Collateral Agent and any officer or agent of the First-Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Third-Lien Collateral Agent or such other Third-Lien Creditor or in the First-Lien Collateral Agent's own name, from time to time in the First-Lien Collateral Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any endorsements or other instruments of transfer or release; and

                (iii) After the Discharge of the First-Lien Obligations occurs, and until the Discharge of Second-Lien Obligations occurs, the Third-Lien Collateral Agent, for itself and on behalf of the Third-Lien Creditors, hereby irrevocably constitutes and appoints the Second-Lien Collateral Agent and any officer or agent of the Second-Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Third-Lien Collateral Agent or such other Third-Lien Creditor or in the Second-Lien Collateral Agent's own name, from time to time in the Second-Lien Collateral Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any endorsements or other instruments of transfer or release.

         (d)    (i)   If, prior to the Discharge of First-Lien Obligations, a
subordination of the First-Lien Collateral Agent's Lien on any Collateral is permitted (or in good faith believed by the First-Lien Collateral Agent to be permitted) under the First-Lien Credit Agreement, to another Lien permitted under the First-Lien Credit Agreement (a "Priority Lien"), then the First-Lien Collateral Agent is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it, and (x) the Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors and (y) the Third-Lien Collateral Agent, for itself and on behalf of the Third-Lien Creditors, shall promptly execute and deliver to the First-Lien Collateral Agent or the relevant Grantor an identical subordination agreement subordinating the Liens of (x) the Second-Lien Collateral Agent for the benefit of the Second-Lien Creditors or (y) the Third-Lien Collateral Agent for the benefit of the Third-Lien Creditors, as the case may be, to such Priority Lien.

                (ii) If, after the Discharge of First-Lien Obligations and prior to the Discharge of the Second-Lien Obligations, a subordination of the Second-Lien Collateral Agent's Lien on any Collateral is permitted (or in good faith believed by the Second-Lien Collateral Agent to be permitted) under the Second-Lien Note Indenture, to another Lien permitted under the Second-Lien Note Indenture (a "Second-Lien Note Indenture Priority Lien"), then the Second-Lien Collateral Agent is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it, and the Third-Lien Collateral Agent, for itself and on behalf of the Third-Lien Creditors, shall promptly execute and deliver to the Second-Lien Collateral Agent or the relevant Grantor an identical subordination agreement subordinating the Liens of the Third-Lien Collateral Agent for the benefit of the Third-Lien Creditors to such Second-Lien Note Indenture Priority Lien.

         5.2 Insurance. (i) Unless and until the Discharge of First-Lien Obligations has occurred, the First-Lien Collateral Agent (acting at the direction of the Required First-Lien Creditors) shall have the sole and exclusive right, subject to the rights of the Grantors under the First-Lien Credit Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First-Lien Obligations has occurred, and subject to the rights of the Grantors under the First-Lien Security Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the Collateral shall be paid to the First-Lien Collateral Agent for the benefit of the First-Lien Creditors pursuant to the terms of the First-Lien Credit Documents (including, without limitation, for purposes of cash collateralization of First-Lien Obligations consisting of commitments, letters of credit and Interest Rate Protection Agreements) and, after the Discharge of First-Lien Obligations has occurred, to the Second-Lien Collateral Agent for the benefit of the Second-Lien Creditors to the extent required under the Second-Lien Security Documents and, after the Discharge of First-Lien Obligations and the Discharge of Second-Lien Obligations has occurred, to the Third-Lien Collateral Agent for the benefit of the Third-Lien Creditors to the extent required under the Third-Lien Security Documents and then, to the extent no Second-Lien Obligations and no Third-Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If either the Second-Lien Collateral Agent or any Second-Lien Creditors or the Third-Lien Collateral Agent or any Third-Lien Creditors shall, at any time prior to the Discharge of First-Lien Obligations, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall pay such proceeds over to the First-Lien Collateral Agent in accordance with the terms of Section 4.2(a) of this Agreement.

                (ii) After the Discharge of First-Lien Obligations has occurred and until the Discharge of the Second-Lien Obligations has occurred, the Second-Lien Collateral Agent (acting at the direction of the Required Second-Lien Creditors) shall have the sole and exclusive right, subject to the rights of the Grantors under the Second-Lien Note Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. After the Discharge of First-Lien Obligations has occurred and until the Discharge of the Second-Lien Obligations has occurred, and subject to the rights of the Grantors under the Second-Lien Security Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the Collateral shall be paid to the Second-Lien Collateral Agent for the benefit of the Second-Lien Creditors pursuant to the terms of the Second-Lien Note Documents and, after the Discharge of Second-Lien Obligations has occurred, to the Third-Lien Collateral Agent for the benefit of the Third-Lien Creditors to the extent required under the Third-Lien Security Documents and then, to the extent no Third-Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Third-Lien Collateral Agent or any Third-Lien Creditors shall, at any time after the Discharge of First-Lien Obligations, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall pay such proceeds over to the Second-Lien Collateral Agent in accordance with the terms of Section 4.2(b) of this Agreement.

         5.3 Amendments to Second-Lien Security Documents and Third-Lien Security Documents. (a) (i) Without the prior written consent of the First-Lien Collateral Agent (acting at the direction of the Required First-Lien Creditors), no Second-Lien Security Document or Third-Lien Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second-Lien Security Document or Third-Lien Security Document, would contravene the provisions of this Agreement or any First-Lien Credit Document.

                (ii) Without the prior written consent of the Second-Lien Collateral Agent (acting at the direction of the Required Second-Lien Creditors), no Third-Lien Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Third-Lien Security Document, would contravene the provisions of this Agreement or any Second-Lien Note Document.

                (iii) Each Grantor and each Second-Lien Creditor agrees that each Second-Lien Security Document shall include the following language (or language to similar effect approved by the First-Lien Collateral Agent).

          "Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second-Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second-Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of December 21, 2004 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Intercreditor Agreement"), among RCN Corporation, Deutsche Bank AG Cayman Islands Branch, HSBC Bank USA, National Association, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control."

In addition, the Borrower agrees that each Second-Lien Mortgage covering any Collateral shall contain such other language as the First-Lien Collateral Agent may reasonably request to reflect the subordination of such Second-Lien Mortgage to the First-Lien Security Document covering such Collateral.

                (iv) Each Grantor and each Third-Lien Creditor agrees that each Third-Lien Security Document shall include the following language (or language to similar effect approved by the First-Lien Collateral Agent).

          "Notwithstanding anything herein to the contrary, the lien and security interest granted to the Third-Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Third-Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of December 21, 2004 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Intercreditor Agreement"), among RCN Corporation, Deutsche Bank AG Cayman Islands Branch, HSBC Bank USA, National Association, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control."

In addition, the Borrower agrees that each Third-Lien Mortgage covering any Collateral shall contain such other language as the First-Lien Collateral Agent may reasonably request to reflect the subordination of such Third-Lien Mortgage to the First-Lien Security Document and the Second-Lien Security Document covering such Collateral.

         (b)    (i)   In the event that, at any time prior to the Discharge of
First-Lien Obligations, the First-Lien Collateral Agent or the First-Lien Creditors and the relevant Grantor(s) enter into any amendment, waiver or consent in respect of any of the First-Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First-Lien Security Document or changing in any manner the rights of the First-Lien Collateral Agent, the First-Lien Creditors, the Borrower or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of (x) the Second-Lien
Note Indenture and the Comparable Second-Lien Security Document without the consent of the Second-Lien Collateral Agent or the Second-Lien Creditors and without any action by the Second-Lien Collateral Agent, the Borrower or any other Grantor and (y) the Third-Lien Credit Agreement and the Comparable Third-Lien Security Document without the consent of the Third-Lien Collateral Agent or the Third-Lien Creditors and without any action by the Third-Lien Collateral Agent, the Borrower or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (i) removing assets subject to the Lien of the Second-Lien Security Documents or the Third-Lien Security Documents, except to the extent that a release of such Lien is permitted by Section 5.1 of this Agreement, (ii) imposing additional duties on the Second-Lien Collateral Agent without its consent or on the Third-Lien Collateral Agent without its consent, or (iii) permitting other liens on the Collateral not permitted under the terms of the Second-Lien Note Documents, or
Section 6 hereof and (B) notice of such amendment, waiver or consent shall have been given to the Second-Lien Collateral Agent and the Third-Lien Collateral Agent (although the failure to give any such notice shall in no way affect the effectiveness of any such amendment, waiver or consent). Nothing in this clause
(b) shall affect the amount of the Obligations or Hedging Obligations that shall constitute First-Lien Obligations.

                (ii) In the event that, at any time after the Discharge of First-Lien Obligations, the Second-Lien Collateral Agent or the Second-Lien Creditors and the relevant Grantor(s) enter into any amendment, waiver or consent in respect of any of the Second-Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Second-Lien Security Document or changing in any manner the rights of the Second-Lien Collateral Agent, the Second-Lien Creditors, the Borrower or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Third-Lien Credit Agreement and the Comparable Third-Lien Security Document without the consent of the Third-Lien Collateral Agent or the Third-Lien Creditors and without any action by the Third-Lien Collateral Agent, the Borrower or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of
(i) removing assets subject to the Lien of the Third-Lien Security Documents, except to the extent that a release of such Lien is permitted by Section 5.1 of this Agreement, (ii) imposing additional duties on the Third-Lien Collateral Agent without its consent, or (iii) permitting other liens on the Collateral not permitted under the terms of the Section 6 hereof and (B) notice of such amendment, waiver or consent shall have been given to the Third-Lien Collateral Agent (although the failure to give any such notice shall in no way affect the effectiveness of any such amendment, waiver or consent). Nothing in this clause
(b)(ii) shall affect the amount of the Obligations that shall constitute Second-Lien Obligations.

         5.4 Rights As Unsecured Creditors. Except as otherwise set forth in this Agreement, the Second-Lien Collateral Agent, the Second-Lien Creditors, the Third-Lien Collateral Agent and the Third-Lien Creditors may exercise rights and remedies as unsecured creditors against the Borrower or any Subsidiary Guarantor that has guaranteed (x) the Second-Lien Obligations in accordance with the terms of the Second-Lien Note Documents and applicable law or, as the case may be, (y) the Third-Lien Obligations in accordance with the terms of the Third-Lien Credit Documents and applicable law. Except as otherwise set forth in this Agreement nothing in this Agreement shall prohibit the receipt by either (x) the Second-Lien Collateral Agent or any Second-Lien Creditors of the required payments of interest and principal on the Second-Lien Obligations or (y) the Third-Lien Collateral Agent or any Third-Lien Creditors of the required payments of interest and principal on the Third-Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second-Lien Collateral Agent or any Second-Lien Creditor or the Third-Lien Collateral Agent or any Third-Lien Creditor of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them. In the event the Second-Lien Collateral Agent or any Second-Lien Creditor or the Third-Lien Collateral Agent or any Third-Lien Creditor becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing First-Lien Obligations (and in the case of any such judgment lien in favor of the Third-Lien Collateral Agent or any Third-Lien Creditors, same shall also be subordinated to the Liens securing the Second-Lien Obligations) on the same basis as the other Liens securing the Second-Lien Obligations or the Third-Lien Obligations, as the case may be, are so subordinated to the First-Lien Obligations (and the Second-Lien Obligations in the case of a judgment lien in favor of the Third-Lien Collateral Agent or any Third-Lien Creditors) under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First-Lien Collateral Agent or the First-Lien Creditors may have with respect to the First-Lien Collateral.

         5.5 Bailee for Perfection. (a) The First-Lien Collateral Agent agrees to acquire and acknowledges it holds any Pledged Collateral or other Collateral actually in its possession or control (or in the possession or control of its agents or bailees) on behalf of itself and the Second-Lien Collateral Agent and any assignee and, to the extent the Collateral constitutes assets of the Borrower, the Third-Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted under the First-Lien Credit Documents, the Second-Lien Note Documents and the Third-Lien Credit Documents, subject to the terms and conditions of this Section 5.5. Upon the Discharge of the First-Lien Obligations, the Second-Lien Collateral Agent agrees to acquire and acknowledges that it will hold any Pledged Collateral or other Collateral (to the extent the Collateral constitutes assets of the Borrower) actually in its possession or control (or on the possession or control of its agents or bailees) on behalf of itself and the Third-Lien Collateral Agent and any assignee, subject to the terms and conditions of this Section 5.5. To the extent any other Collateral Agent holds any Pledged Collateral or other Collateral is actually in its possession or control (or in the possession or control of its agents or bailees), then it acknowledges that it holds such Pledged Collateral or Collateral on behalf of itself and the other Collateral Agents (other than the Third-Lien Collateral Agent, except to the extent constituting assets of the Borrower) solely for the purpose of perfecting the security interests granted under the First-Lien Credit Documents, the Second-Lien Note Documents and the Third-Lien Credit Documents, subject to the terms and conditions of this Section 5.5.

         (b) Until the Discharge of First-Lien Obligations has occurred, the First-Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First-Lien Credit Documents as if the Liens of the Second-Lien Collateral Agent under the Second-Lien Security Documents and the Third-Lien Collateral Agent under the Third-Lien Security Documents did not exist. After the Discharge of First-Lien Obligations has occurred and until the Discharge of Second-Lien Obligations has occurred, the Second-Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Second-Lien Note Documents as if the Liens of the Third-Lien Collateral Agent under the Third-Lien Security Documents did not exist. The rights of the Second-Lien Collateral Agent and the Third-Lien Collateral Agent shall at all times be subject to the terms of this Agreement, to the First-Lien Collateral Agent's rights under the First-Lien Credit Documents and, in the case of the Third-Lien Collateral Agent, to the Second-Lien Collateral Agent's rights under the Second-Lien Note Documents.

         (c)    (i)   The First-Lien Collateral Agent shall have no obligation
whatsoever to the First-Lien Creditors, the Second-Lien Collateral Agent, any Second-Lien Creditor, the Third-Lien Collateral Agent or any Third-Lien Creditor to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve any rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the First-Lien Collateral Agent under this Section 5.5 shall be limited solely to holding any Pledged Collateral actually in its possession or control as bailee in accordance with this Section 5.5.

                (ii) After the Discharge of First-Lien Obligations has occurred, the Second-Lien Collateral Agent shall have no obligations whatsoever to the Second-Lien Creditors, the Third-Lien Collateral Agent or any Third-Lien Creditor to assure that the Pledged Collateral is genuine or owned by any of the Subsidiary Guarantors or to preserve any rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the Second-Lien Collateral Agent under this Section 5.5 shall be limited solely to holding any Pledged Collateral actually in its possession or control as bailee in accordance with this Section 5.5.

         (d) No Collateral Agent acting pursuant to this Section 5.5 shall have by reason of the First-Lien Security Documents, the Second-Lien Security Documents, the Third-Lien Security Documents, this Agreement or any other document a fiduciary relationship in respect of the any other Collateral Agent, the First-Lien Creditors, the Second-Lien Creditors or the Third-Lien Creditors.

         (e)    (i)   Upon the Discharge of First-Lien Obligations, the First-
Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) (or proceeds thereof) in its possession, together with any necessary endorsements, (i), to the Second-Lien Collateral Agent, unless the Discharge of Second-Lien Obligations has occurred, (ii) if preceding clause (i) does not apply, to the Third-Lien Collateral Agent (to the extent constituting assets of the Borrower) unless the Discharge of Third-Lien Obligations has occurred, and
(iii) if (or to the extent) preceding clauses (i) and (ii) are inapplicable, to the Borrower or the relevant Grantor (in each case, so as to allow such Person to obtain control of such Pledged Collateral). The First-Lien Collateral Agent further agrees to take all other action reasonably requested by such Person in connection with such Person's obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.

                (ii) Upon the Discharge of First-Lien Obligations and the Discharge of Second-Lien Obligations, the Second-Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) (or proceeds thereof) in its possession together with any necessary endorsements, (i) to the Third-Lien Collateral Agent (to the extent constituting assets of the Borrower), unless the Discharge of Third-Lien Obligations shall have occurred and (ii) if (or to the extent) preceding clause (i) is not applicable, to the Borrower or relevant Subsidiary Guarantor (in each case, so as to allow such Person to obtain control of such Pledged Collateral). The Second-Lien Collateral Agent further agrees to take all other action reasonably requested by such Person in connection with such Person's obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.

         5.6 When Discharge of First-Lien Obligations or Second-Lien Obligations Deemed to Not Have Occurred. (a) If at any time after the Discharge of First-Lien Obligations has occurred, the Borrower immediately thereafter enters into any Refinancing of any First-Lien Credit Document evidencing a First-Lien Obligation which Refinancing is permitted hereby, then such Discharge of First-Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing First-Lien Credit Document shall automatically be treated as First-Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the collateral agent under such First-Lien Credit Documents shall be the First-Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a notice stating that the Borrower has entered into a new First-Lien Credit Document (which notice shall include the identity of the new agent, such agent, the "New Agent"), the Second-Lien Collateral Agent and the Third-Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New Agent may reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. In addition, a Discharge of First-Lien Obligations shall be deemed not to have occurred in the circumstances described in Section 6.5.

         (b) If at any time after the Discharge of Second-Lien Obligations has occurred, the Borrower immediately thereafter enters into any Refinancing of any Second-Lien Note Document evidencing a Second-Lien Obligation which Refinancing is permitted hereby (and by the terms of any First-Lien Credit Documents then in effect), then such Discharge of Second-Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing Second-Lien Note Document shall automatically be treated as Second-Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the collateral agent under such Second-Lien Note Documents shall be the Second-Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a notice stating that the Borrower has entered into a new Second-Lien Note Document in accordance with the foregoing requirements (which notice shall include the identity of the new agent, such agent, the "New Second-Lien Agent"), the First-Lien Collateral Agent and the Third-Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New Second-Lien Agent may reasonably request in order to provide to the New Second-Lien Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.

         5.7 Option to Purchase First-Lien Debt. (a) Without prejudice to the enforcement of remedies by the First-Lien Creditors, so long as the Discharge of Second-Lien Obligations has not occurred, any Person or Persons (in each case who must meet all eligibility standards contained in all relevant First-Lien Credit Documents) at any time or from time to time designated by the holders of more than 50% in outstanding principal amount of the Second-Lien Obligations as entitled to exercise all default purchase options as to the Second-Lien Obligations then outstanding (an "Eligible Purchaser") shall have the right to purchase by way of assignment (and shall thereby also assume all commitments and duties of the First-Lien Creditors), at any time during the exercise period described in clause (c) below, all, but not less than all, of the First-Lien Obligations, including all principal of and interest and fees on and all prepayment or acceleration penalties and premiums in respect of all First-Lien Obligations, outstanding at the time of purchase; provided that at time of (and as a condition to) any purchase pursuant to this Section 5.7, all commitments pursuant to any then outstanding First-Lien Credit Agreement shall have terminated and all Interest Rate Protection Agreements constituting First-Lien Credit Documents shall also have been terminated in accordance with their terms. Any purchase pursuant to this Section 5.7(a) shall be made as follows:

         (1) for (x) a purchase price equal to the sum of (A) in the case of all loans, advances or other similar extensions of credit that constitute First-Lien Obligations (including unreimbursed amounts drawn in respect of Letters of Credit, but excluding the undrawn amount of then outstanding Letters of Credit), 100% of the principal amount thereof and all accrued and unpaid interest thereon through the date of purchase, (B) in the case of any Interest Rate Protection Agreement, the aggregate amount then owing to each Hedging Creditor thereunder pursuant to the terms of the respective Interest Rate Protection Agreement, including without limitation all amounts owing to such Hedging Creditor as a result of the termination (or early termination) thereof plus (C) all unpaid fees, expenses, indemnities and other amounts which are then due and payable to the various First-Lien Creditors, pursuant to the terms of the various First-Lien Credit Documents; and (y) an obligation on the part of the respective Eligible Purchasers (which shall be expressly provided in the assignment documentation described below) to reimburse each issuing lender (or any First-Lien Creditor required to pay same) for all amounts thereafter drawn with respect to any Letters of Credit constituting First-Lien Obligations which remain outstanding after the date of any purchase pursuant to this
     Section 5.7, together with all facing fees and other amounts which may at any future time be owing to the respective issuing lender with respect to such Letters of Credit;

         (2) with the purchase price described in preceding clause (a)(1)(x) payable in cash on the date of purchase against transfer to the respective Eligible Purchaser or Eligible Purchasers (without recourse and without any representation or warranty whatsoever, whether as to the enforceability of any First-Lien Obligation or the validity, enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any First-Lien Obligation or as to any other matter whatsoever, except only the representation and warranty that the transferor owns free and clear of all Liens and encumbrances (other than participation interests not prohibited by the First-Lien Credit Agreement, in which case the purchase price described in preceding clause (a)(1)(x) shall be appropriately adjusted so that the Eligible Purchaser does not pay amounts represented by any participation interest which remains in effect), and has the right to convey, whatever claims and interests it may have in respect of the First-Lien Obligations); provided that the purchase price in respect of any outstanding Letter of Credit that remains undrawn on the date of purchase shall be payable as and when such Letter of Credit is drawn upon (i) first, from the cash collateral account described in clause
     (a)(3) below, until the amounts contained therein have been exhausted, and
     (ii) thereafter, directly by the purchaser;

         (3) with such purchase accompanied by a deposit of cash collateral under the sole dominion and control of the First-Lien Collateral Agent or its designee in an amount equal to 110% of the sum of the aggregate undrawn amount of all then outstanding Letters of Credit pursuant to the First-Lien Credit Documents and the aggregate facing and similar fees which will accrue thereon through the stated maturity of the Letters of Credit (assuming no drawings thereon before stated maturity), as security for the purchaser's obligation to pay amounts as provided in preceding clause
     (a)(1)(y) , it being understood and agreed that (x) at the time any facing or similar fees are owing to an issuer with respect to any Letter of Credit, the First-Lien Collateral Agent may apply amounts deposited with it as described above to pay same and (y) upon any drawing under any Letter of Credit, the First-Lien Collateral Agent shall apply amounts deposited with it as described above to repay the respective unpaid drawing. After giving effect to any payment made as described above in this clause (3), those amounts (if any) then on deposit with the First-Lien Collateral Agent as described in this item (3) which exceed 110% of the sum of the aggregate undrawn amount of all then outstanding Letters of Credit and the aggregate facing and similar fees (to the respective issuers) which will accrue thereon through the stated maturity of the then outstanding Letters of Credit (assuming no drawings thereon before stated maturity), shall be returned to the respective Eligible Purchaser or Eligible Purchasers (as their interests appear). Furthermore, at such time as all Letters of Credit have been cancelled, expired or been fully drawn, as the case may be, and after all applications described above have been made, any excess cash collateral deposited as described above in this clause (iii) (and not previously applied or released as provided above) shall be returned to the respective Eligible Purchaser or Eligible Purchasers, as their interests appear;

         (4) with the purchase price described in preceding clause (a)(1)(x) accompanied by (i) a release in favor of the First-Lien Collateral Agent and the First-Lien Creditors from all the Grantors and the Eligible Purchaser or Eligible Purchasers, in form and substance reasonably satisfactory to the First-Lien Collateral Agent, of all obligations and liabilities of the First-Lien Collateral Agent, the First-Lien Creditors and their respective affiliates, officers, directors, employees and agents and (ii) a waiver by the Second-Lien Collateral Agent (on behalf of itself and the other Second-Lien Creditors) of all claims arising out of this Agreement and the transactions contemplated hereby as a result of exercising the purchase option contemplated by this Section 5.7;

         (5) with all amounts payable to the various First-Lien Creditors in respect of the assignments described above to be distributed to them by the First-Lien Collateral Agent in accordance with their respective holdings of the various First-Lien Obligations; and

         (6) with such purchase to be made pursuant to assignment documentation in form and substance reasonably satisfactory to, and prepared by counsel for, the First-Lien Collateral Agent (with the cost of such counsel to be paid by the Grantors or, if the Grantors do not make such payment, by the respective Eligible Purchaser or Eligible Purchasers, who shall have the right to obtain reimbursement of same from the Grantors); it being understood and agreed that the First-Lien Collateral Agent and each other First-Lien Creditor shall retain all rights to indemnification as provided in the relevant First-Lien Credit Documents for all periods prior to any assignment by them pursuant to the provisions of this Section 5.7. The relevant assignment documentation shall also provide that, if for any reason (other than the gross negligence or willful misconduct of the First-Lien Collateral Agent), the amount of cash collateral held by the First-Lien Collateral Agent or its designee pursuant to preceding item (a)(3) is at any time less than the full amounts owing with respect to any Letter of Credit described above (including facing and similar fees) then the respective Eligible Purchaser or Eligible Purchasers shall promptly reimburse the First-Lien Collateral Agent (who shall pay the respective issuing bank) the amount of deficiency.

         (b) The right to exercise the purchase option described in Section 5.7(a) shall be exercisable and legally enforceable upon at least fifteen Business Days' prior written notice of exercise (which notice, once given, shall be irrevocable and fully finding on the respective, Eligible Purchaser) given to the First-Lien Collateral Agent by an Eligible Purchaser. Neither the First-Lien Collateral Agent or any other First-Lien Creditor shall have any disclosure obligation to any Eligible Purchaser, the Second-Lien Collateral Agent, any other Second-Lien Creditor, the Third-Lien Collateral Agent or any other Third-Lien Creditor in connection with any exercise of such purchase option.

         (c) The right to purchase the First-Lien Obligations as described in this Section 5.7 may be exercised (by giving the irrevocable written notice described in preceding clause (b)) during the period that (1) begins on the date occurring 10 Business Days after the first to occur of (x) the date of the acceleration of the final maturity of the Loans under the First-Lien Credit Agreement or (y) the occurrence of the final maturity of the Loans under the First-Lien Agreement (in each case, so long as the acceleration or failure to pay amounts due at final maturity has not been rescinded or cured within such 10 Business Day Period, and so long as any unpaid amounts constituting First-Lien Obligations remain owing); provided that if there is any failure to meet the condition described in the proviso immediately preceding clause (a)(1) hereof, the aforementioned date shall be extended until the first date upon which such condition is satisfied, and (2) ends on the 90th day after the start of the period described above.

         (d) The obligations of the First-Lien Creditors to sell their respective First-Lien Obligations under this Section 5.7 are several and not joint and several. To the extent any First-Lien Creditor (a "Defaulting Creditor") breaches its obligation to sell its First-Lien Obligations under this
Section 5.7, nothing in this Section 5.7 shall be deemed to require the First-Lien Collateral Agent or any other First-Lien Creditor to purchase such Defaulting Creditor's First-Lien Obligations for resale to the holders of Second-Lien Obligations and in all cases, the First-Lien Collateral Agent and each First-Lien Creditor complying with the terms of this Section 5.7 shall not be deemed to be in default of this Agreement or otherwise be deemed liable for any action or inaction of any Defaulting Creditor; provided that nothing in this clause (d) shall require any Eligible Purchaser to purchase less than all of the First-Lien Obligations.

         (e) Each Grantor irrevocably consents to any assignment effected to one or more Eligible Purchasers (so long as they meet all eligibility standards contained in all relevant First-Lien Credit Documents, other than obtaining the consent of any Grantor to an assignment) for purposes of all First-Lien Credit Documents and hereby agree that no further consent from them shall be required.

         5.8 Special Agreements Relating to Subsidiary Guaranties. (a) It is understood and agreed that various Subsidiaries of the Borrower shall from time to time guaranty the First-Lien Obligations pursuant to a "Subsidiaries Guaranty". Each Subsidiary which so guaranties the First-Lien Obligations will also guaranty the Second-Lien Obligations. The guaranties described above shall be in substantially identical form, except that (i) the fraudulent conveyance paragraph contained in each such guaranty of First-Lien Obligations shall be in substantially the form set forth below:

     Each Subsidiary Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar Federal or state law. To effectuate the foregoing intention, each Subsidiary Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Subsidiary Guarantor shall be limited to such amount as will, after giving effect to such maximum amount

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     and all other (contingent or otherwise) liabilities of such Subsidiary
     Guarantor that are relevant under such laws (it being understood that it is the intention of the parties to this Guaranty and the parties to any guaranty of the Second-Lien Note Indenture that, to the maximum extent permitted under applicable laws, the liabilities in respect of the guarantees of the Second-Lien Note Indenture shall not be included for the foregoing purposes and that, if any reduction is required to the amount guaranteed by any Subsidiary Guarantor hereunder and with respect to the Second-Lien Note Indenture that its guarantee of amounts owing in respect of the Second-Lien Note Indenture shall first be reduced) and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Subsidiary Guarantor and the other Subsidiary Guarantors, result in the Guaranteed Obligations of such Subsidiary Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

and (ii) the fraudulent conveyance paragraph in each such guaranty of Second-Lien Obligations shall be in substantially the form set forth below:

     Each Subsidiary Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Subsidiary Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Subsidiary Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Subsidiary Guarantor that are relevant under such laws (it being understood that it is the intention of the parties to this Guaranty and the parties to any guaranty of the First-Lien Obligations that, to the maximum extent permitted under applicable laws, the liabilities in respect of the guarantees of the First-Lien Obligations shall not be included for the foregoing purposes and that, if any reduction is required to the amount guaranteed by any Subsidiary Guarantor hereunder and with respect to the First-Lien Obligations that its guarantee of amounts owing in respect of the Second-Lien Note Indenture shall first be reduced) and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Subsidiary Guarantor and the other Subsidiary Guarantors, result in the Guaranteed Obligations of such Subsidiary Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

         (b) Notwithstanding anything to the contrary contained above, it is acknowledged and agreed that, with respect to any guaranty of Second-Lien Obligations provided by RCN International, which is the Subsidiary of the Borrower which owns the equity interests owned by the Borrower and its Subsidiaries in the Megacable Entities, that such guaranty shall be subordinated in right of payment to RCN International's guaranty of First-Lien Obligations on terms (typical for high-yield subordinated debt securities) to be agreed by the First-Lien Collateral Agent and Second-Lien Collateral Agent, and contained in the respective such guaranty as executed by RCN International on (or about) the date hereof. Furthermore, and without limiting the foregoing, any RCN International guaranty shall contain express provisions that upon any substantive consolidation of the assets of RCN International with the Borrower and/or one or more of its other Subsidiaries, the benefits of such subordination shall be preserved with respect to the assets of RCN International (specifically including all equity interests in the Megacable Entities) before giving effect to the respective such substantive consolidation.

         SECTION 6.   Insolvency or Liquidation Proceedings.
                      -------------------------------------

         6.1 Finance and Sale Issues. (a) If the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First-Lien Collateral Agent (acting at the direction of the Required First-Lien Creditors) shall desire to permit the use of Cash Collateral (as defined in
Section 363(a) of the Bankruptcy Code) on which the First-Lien Collateral Agent or any other creditor of the Borrower or any other Grantor has a Lien or to permit the Borrower or any other Grantor to obtain financing (including on a priming basis), whether from the First-Lien Creditors or any other third party under Section 362, 363 or 364 of the Bankruptcy Code or any other Bankruptcy Law (each, a "Post-Petition Financing"), then (x) the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), and (y) the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), each agree that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting to or contesting), such use of Cash Collateral or Post-Petition Financing and will not request adequate protection or any other relief in connection therewith (except as expressly agreed in writing by the First-Lien Collateral Agent or to the extent permitted by Section 6.3) and, to the extent the Liens securing the First-Lien Obligations are subordinated to or pari passu with such Post-Petition Financing, its Liens on the Collateral shall be deemed to be subordinated, without any further action on the part of any Person, to the Liens securing such Post-Petition Financing (and all Obligations relating thereto), and the Liens securing the Second-Lien Obligations and the Third-Lien Obligations shall have the same priority with respect to the Collateral relative to the Liens securing the First-Lien Obligations as if such Post-Petition Financing had not occurred. Neither the Third-Lien Collateral Agent nor any Third-Lien Creditor shall object to any Post-Petition Financing for any reason, or on any basis, whatsoever. Neither the Second-Lien Collateral Agent nor any Second-Lien Creditor shall object to any Post-Petition Financing for any reason, or on any basis, whatsoever, so long as the aggregate principal amount of financing to be provided pursuant thereto, when added (without duplication of amounts) to any principal amount (for this purpose, including the maximum undrawn amounts of any then outstanding Letters of Credit) which would at the same time be outstanding pursuant to any First-Lien Credit Agreement then in effect (thereby permitting, without limitation, a "roll-up" of any prepetition First-Lien Obligations into a Post-Petition Financing), would not exceed the Maximum First-Lien Credit Documents Principal Amount at such time. Furthermore, and notwithstanding anything to the contrary contained above in this Section 6.1, the Second-Lien Collateral Agent and the Second-Lien Creditors (but not the Third-Lien Collateral Agent and not the Third-Lien Creditors) may object to any Post-Petition Financing which is in excess of the amount described in the immediately preceding sentence, but solely on grounds which general unsecured creditors in the Insolvency or Liquidation Proceeding would have standing to raise (without regard to whether there actually are general unsecured creditors in the Insolvency or Liquidation Proceeding, or whether any such creditors actually oppose the respective Post-Petition Financing) and for the avoidance of doubt, not on the basis of lack of adequate protection or other grounds applicable solely to a secured party.

         (b) The Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), and the Third-Lien Collateral Agent, on behalf of itself and the other Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), each agree that it will raise no objection to, oppose or contest (or join with or support any third party opposing, objecting to or contesting), a sale or other disposition of any Collateral in the context of an Insolvency or Liquidation Proceeding free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the First-Lien Creditors (or, in the case of the Third-Lien Collateral Agent and any other Third-Lien Creditor, if the First-Lien Creditors or the Second-Lien Creditors) have consented to such sale or disposition of such assets; provided, however, that, in the case of the agreements of the Second-Lien Collateral Agent and Second-Lien Creditors only (with this proviso being inapplicable to the Third-Lien Collateral Agent and the Third-Lien Creditors), any such sale or disposition must be approved by the bankruptcy court with jurisdiction over the sale (the "Bankruptcy Court") by an order that: (a) contains a specific finding that the sale or disposition being approved is commercially reasonable; and (b) provides that any consideration received in connection with such sale or disposition that exceeds the amount of the First-Lien Obligations shall be used to satisfy the Second-Lien Obligations, or shall remain encumbered by the Second-Lien Obligations, with the same priority and subject to the same limitations set forth herein with respect to their Liens on the Collateral. The Second-Lien Collateral Agent and the Second-Lien Creditors (but not the Third-Lien Collateral Agent and not the Third-Lien Creditors) shall be entitled to object to any proposed form of order that does not contain the foregoing provisions.

         (c) If (x) the Discharge of First-Lien Obligations shall have occurred prior to the Borrower or any other Grantor being subject to any Insolvency or Liquidation Proceeding, (y) the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and (z) the Second-Lien Collateral Agent (acting at the direction of the Second-Lien Creditors) shall desire to permit the use of cash collateral on which the Second-Lien Collateral Agent or any other Second-Lien Creditor has a Lien or to permit the Borrower or any other Grantor to obtain financing (including, without limitation, on a priming basis), whether from the Second-Lien Creditors or any other third party under Section 362, 363 or 364 of Title 11 of the United States Code or any similar Bankruptcy Law (each, a "Second-Lien Post-Petition Financing"), then the Third-Lien Collateral Agent, on behalf of itself and the other Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), each agree that it will not oppose or raise any objection to such use of cash collateral or Second-Lien Post-Petition Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Second-Lien Obligations are subordinated to or pari passu with such Second-Lien Post-Petition Financing, its Liens on the Collateral shall be deemed to be subordinated without any further action on the part of any Person to the Liens securing such Second-Lien Post-Petition Financing (and all obligations relating thereto) and the Liens securing the Third-Lien Obligations shall have the same priority with respect to the Collateral relative to the Liens securing the Second-Lien Obligations as if such Second-Lien Post-Petition Financing had not occurred. Neither the

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

Third-Lien Collateral Agent nor any Third-Lien Creditor shall object to any Second-Lien Post-Petition Financing for any reason, or on any basis, whatsoever.

         6.2 Relief from the Automatic Stay. Until (x) the Discharge of First-Lien Obligations has occurred, the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), and (y) the Discharge of First-Lien Obligations and the Discharge of Second-Lien Obligations have each occurred, the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), in each case agree that none of them shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First-Lien Collateral Agent (or, in the case of preceding clause (y), if the Discharge of First-Lien Obligations has occurred, without the prior written consent of the Second-Lien Collateral Agent).

         6.3 Adequate Protection. (a) The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents) and the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), each agree that, until the Discharge of First-Lien Obligations has occurred, none of them shall (i) oppose, object to or contest (or join with or support any third party opposing, objecting to or contesting) (a) any request by the First-Lien Collateral Agent or the First-Lien Creditors for adequate protection in any Insolvency or Liquidation Proceeding (or any granting of such request) or (b) any objection by the First-Lien Collateral Agent or the First-Lien Creditors to any motion, relief, action or proceeding based on the First-Lien Collateral Agent or the First-Lien Creditors claiming a lack of adequate protection or (ii) seek or accept any form of adequate protection under any of Sections 362, 363 and/or 364 of the Bankruptcy Code with respect to the Collateral, except to the extent that, in the reasonable discretion of the First-Lien Creditors, the receipt by the Second-Lien Creditors or the Third-Lien Creditors of any such adequate protection would not reduce (or would not have the effect of reducing) or adversely affect the adequate protection that the First-Lien Creditors otherwise would be entitled to receive (it being understood that, in any event, (A) no adequate protection shall be requested or accepted by (x) the Second-Lien Creditors or by the Second-Lien Collateral Agent on their behalf or (y) by the Third-Lien Creditors or by the Third-Lien Collateral Agent on their behalf unless the First-Lien Creditors are satisfied in their reasonable discretion with the adequate protection afforded to the First-Lien Creditors, and (B) any such adequate protection is in the form of a replacement Lien on the Grantors' assets, which Lien will be subordinated to the Liens securing the First-Lien Obligations (including any replacement Liens granted in respect of the First-Lien Obligations) and any Post-Petition Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second-Lien Obligations are so subordinated to the First-Lien Obligations under this Agreement.

         (b) The Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), each agree that, after the Discharge of First-Lien Obligations has occurred, none of them shall (i) oppose, object to or contest (or join with or support any third party opposing, objecting to or contesting) (a) any request by the Second-Lien Collateral Agent or the Second-Lien Creditors for adequate protection in any Insolvency or Liquidation Proceeding (or any granting of such request) or (b) any objection by the Second-Lien Collateral Agent or the Second-Lien Creditors to any motion, relief, action or proceeding based on the Second-Lien Collateral Agent or the Second-Lien Creditors claiming a lack of adequate protection or (ii) seek or accept any form of adequate protection under any of Sections 362, 363 and/or 364 of the Bankruptcy Code with respect to the Collateral, except to the extent that, in the reasonable discretion of the Second-Lien Creditors, the receipt by the Third-Lien Creditors of any such adequate protection would not reduce (or would not have the effect of reducing) or adversely affect the adequate protection that the Second-Lien Creditors otherwise would be entitled to receive (it being understood that, in any event, (A) no adequate protection shall be requested or accepted by the Third-Lien Creditors or by the Third-Lien Collateral Agent on their behalf unless the Second-Lien Creditors are satisfied in their reasonable discretion with the adequate protection afforded to the Second-Lien Creditors, and (B) any such adequate protection is in the form of a replacement Lien on the Grantors' assets, which Lien will be subordinated to the Liens securing the Second-Lien Obligations (including any replacement Liens granted in respect of the Second-Lien Obligations) and any Post-Petition Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Third-Lien Obligations are so subordinated to the Second-Lien Obligations under this Agreement.

         6.4 No Waiver; Voting Rights. (a) Nothing contained herein shall prohibit or in any way limit the First-Lien Collateral Agent or any First-Lien Creditor from objecting on any basis in any Insolvency or Liquidation Proceeding or otherwise to any action taken by (x) the Second-Lien Collateral Agent or any Second-Lien Creditor and/or (y) the Third-Lien Collateral Agent or any Third-Lien Creditor, including the seeking by (x) the Second-Lien Collateral Agent or any Second-Lien Creditor and/or (y) the Third-Lien Collateral Agent or any Third-Lien Creditor of adequate protection or the assertion by (x) the Second-Lien Collateral Agent or any Second-Lien Creditor and/or (y) the Third-Lien Collateral Agent or any Third-Lien Creditor of any of its rights and remedies under the Second-Lien Note Documents, the Third-Lien Credit Documents or otherwise. In any Insolvency or Liquidation Proceeding, neither (x) the Second-Lien Collateral Agent nor any other Second-Lien Creditor nor (y) the Third-Lien Collateral Agent nor any Third-Lien Creditor shall propose or support any plan of reorganization or disclosure statement, or join with or support any third party in doing so, to the extent the terms of such plan or disclosure statement does not provide: (i) for the payment in full in cash of all First-Lien Obligations (including all post-petition interest, fees and expenses as provided in Section 6.6) on the effective date of such plan of reorganization, or (ii) for the retention by the First-Lien Collateral Agent, for the benefit of the First-Lien Creditors, of the Liens on the Collateral securing the First-Lien Obligations, and on all proceeds thereof, and provides that any Liens retained by, or granted to, the Second-Lien Collateral Agent and/or the Third-Lien Collateral Agent are only on assets or property securing the First-Lien Obligations and shall have the same relative priority and rights with respect to the Collateral or other assets or property, respectively, as provided in this Agreement with respect to the Collateral (and with the First-Lien Collateral Agent and First-Lien Creditors to have the benefits of this Agreement or a successor agreement which provides them substantially the same rights and protections as are provided herein), and to the extent such plan provides for deferred cash payments, or for the distribution of any other property of any kind or nature, on account of the First-Lien Obligations, the

Second-Lien Obligations and/or the Third-Lien Obligations, that any such deferred cash payments or other distributions in respect of the Second-Lien Obligations and/or the Third-Lien Obligations shall be delivered to the First-Lien Collateral Agent and distributed in accordance with the priorities provided in Section 4.1(a).

         (b) Nothing contained herein shall prohibit or in any way limit the Second-Lien Collateral Agent or any Second-Lien Creditor from: (i) objecting on any basis in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Third-Lien Collateral Agent or any Third-Lien Creditor, including the seeking by the Third-Lien Collateral Agent or any Third-Lien Creditor of adequate protection or the assertion by the Third-Lien Collateral Agent or any Third-Lien Creditor of any of its rights and remedies under the Third-Lien Credit Documents or otherwise; or (ii) objecting to, voting against, or otherwise opposing any proposed plan of reorganization or liquidation in any Insolvency or Liquidation Proceeding.

         (c) Nothing contained herein shall prohibit or in any way limit the Third-Lien Collateral Agent or any Third-Lien Creditor from objecting to, voting against, or otherwise opposing any proposed plan of reorganization or liquidation in any Insolvency or Liquidation Proceeding.

         6.5 Preference Issues. (a) If any First-Lien Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount (a "Recovery"), then the First-Lien Obligations shall be reinstated to the extent of such Recovery and the First-Lien Creditors shall be entitled to a reinstatement of First-Lien Obligations with respect to all such recovered amounts. In such event, any Discharge of First-Lien Obligations for all purposes of this Agreement shall be deemed to have not occurred (unless and until same subsequently occurs with respect to the First-Lien Obligations after giving effect to the provisions to this Section 6.5(a)). If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect (and any prior Discharge of First-Lien Obligations shall be deemed not to have occurred), and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any amounts received by the Second-Lien Collateral Agent or any Second-Lien Creditor on account of the Second-Lien Obligations, or by the Third-Lien Collateral Agent or any Third-Lien Creditor on account of the Third-Lien Obligations, after the termination of this Agreement (or any prior Discharge of First-Lien Obligations) shall, in the event of a reinstatement pursuant to this Section 6.5(a), be held in trust for and paid over to the First-Lien Collateral Agent for the benefit of the First-Lien Creditors, for application to the reinstated First-Lien Obligations.

         (b) If any Second-Lien Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount (a "Second-Lien Recovery"), then the Second-Lien Obligations shall be reinstated to the extent of such Second-Lien Recovery and the Second-Lien Creditors shall be entitled to a reinstatement of Second-Lien Obligations with respect to all such recovered amounts. In such event, any Discharge of Second-Lien Obligations for all purposes of this Agreement shall be deemed to have not occurred (unless and until same subsequently occurs with respect to the Second-Lien Obligations after giving effect to the provisions to this Section 6.5(b)). If this Agreement shall have been terminated prior to such Second-Lien Recovery, this Agreement shall be reinstated in full force and effect (and any prior Discharge of Second-Lien Obligations shall be deemed not to have occurred), and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any amounts received by the Third-Lien Collateral Agent or any Third-Lien Creditor on account of the Third-Lien Obligations, after the termination of this Agreement (or any prior Discharge of Second-Lien Obligations) shall, in the event of a reinstatement pursuant to this Section 6.5(b), be held in trust for and paid over to the Second-Lien Collateral Agent for the benefit of the Second-Lien Creditors, for application to the reinstated Second-Lien Obligations.

         (c)    This Section 6.5 shall survive termination of this Agreement.

         6.6 Post-Petition Interest. (a) Neither (x) the Second-Lien Collateral Agent nor any Second-Lien Creditor nor (y) the Third-Lien Collateral Agent nor any Third-Lien Creditor shall oppose or seek to challenge any claim by the First-Lien Collateral Agent or any First-Lien Creditor for allowance in any Insolvency or Liquidation Proceeding of First-Lien Obligations consisting of post-petition interest, fees or expenses. Regardless of whether any such claim for post-petition interest, fees or expenses is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the "rule of explicitness" in that this Agreement expressly entitles the First-Lien Creditors, and is intended to provide the First-Lien Creditors with the right, to receive payment of all post-petition interest, fees or expenses through distributions made pursuant to the provisions of this Agreement even though such interest, fees and expenses are not allowed or allowable against the bankruptcy estate of the Borrower or any other Grantor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law.

         (b) Neither the Third-Lien Collateral Agent nor any Third-Lien Creditor shall oppose or seek to challenge any claim by the Second-Lien Collateral Agent or any Second-Lien Creditor for allowance in any Insolvency or Liquidation Proceeding of Second-Lien Obligations consisting of post-petition interest, fees or expenses. Regardless of whether any such claim for post-petition interest, fees or expenses is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the "rule of explicitness" in that this Agreement expressly entitles the Second-Lien Creditors (after the Discharge of First-Lien Obligations has occurred, including as to amounts described in preceding clause (a)), and is intended to provide the Second-Lien Creditors (after the Discharge of First-Lien Obligations has occurred, including as to amounts described in preceding clause (a)) with the right, to receive payment of all post-petition interest, fees or expenses through distributions made pursuant to the provisions of this Agreement even though such interest, fees and expenses are not allowed or allowable against the bankruptcy estate of the Borrower or any other Grantor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law.

         (c) Without limiting the foregoing, it is the intention of the parties hereto that (and to the maximum extent permitted by law the parties hereto agree that) (x) the First-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Second-Lien Obligations (and the security therefor) and the Third-Lien Obligations (and the security therefor), (y) the Second-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the First-Lien Obligations (and the security therefor) and the Third-Lien Obligations (and the security therefor) and (z) the Third-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the First-Lien Obligations (and the security therefor) and the Second-Lien Obligations (and the security therefor).

         6.7 Waiver. (a) Each of the Second-Lien Collateral Agent, for itself and on behalf of the other Second-Lien Creditors, and the Third-Lien Collateral Agent, for itself and on behalf of the other Third-Lien Creditors, waives any claim it may hereafter have against any First-Lien Creditor arising out of the election by any First-Lien Creditor of the application to the claims of any First-Lien Creditor of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any Cash Collateral or Post-Petition Financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.

         (b) Each of the Third-Lien Collateral Agent, for itself and on behalf of the other Third-Lien Creditors, waives any claim it may hereafter have against any Second-Lien Creditor arising out of the election by any Second-Lien Creditor of the application to the claims of any Second-Lien Creditor of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any Cash Collateral or Second-Lien Post-Petition Financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.

         6.8 Limitations. (a) So long as the Discharge of First-Lien Obligations has not occurred, without the express written consent of the First-Lien Collateral Agent, none of the Second-Lien Creditors and/or the Third-Lien Creditors shall (or shall join with or support any third party making, opposing, objecting or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) make an election for application to its claims of Section 1111(b)(2) of the Bankruptcy Code, (ii) oppose, object to or contest the determination of the extent of any Liens held by any of the First-Lien Creditors or the value of any claims of First-Lien Creditors under Section 506(a) of the Bankruptcy Code or (iii) oppose, object to or contest the payment to the First-Lien Creditors of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

         (b) So long as the Discharge of First-Lien Obligations has occurred and the Discharge of Second-Lien Obligations has not occurred, without the express written consent of the Second-Lien Collateral Agent, none of the Third-Lien Creditors shall (or shall join with or support any third party making, opposing, objecting or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) make an election for application to its claims of Section 1111(b)(2) of the Bankruptcy Code, (ii) oppose, object to or contest the determination of the extent of any Liens held by any of the Second-Lien Creditors or the value of any claims of Second-Lien Creditors under Section 506(a) of the Bankruptcy Code or (iii) oppose, object to or contest the payment to the Second-Lien Creditors of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

         SECTION 7.   Reliance; Waivers; Etc.
                      -----------------------

         7.1 Reliance. Other than any reliance on the terms of this Agreement, the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors under its First-Lien Credit Documents, acknowledges that it and such First-Lien Creditors have, independently and without reliance on the Second-Lien Collateral Agent, any Second-Lien Creditor, the Third-Lien Collateral Agent or any Third-Lien Creditor, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such First-Lien Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First-Lien Credit Agreement or this Agreement. The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, acknowledges that it and the Second-Lien Creditors have, independently and without reliance on the First-Lien Collateral Agent, any First-Lien Creditor, the Third-Lien Collateral Agent or any Third-Lien Creditor, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second-Lien Note Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second-Lien Note Documents or this Agreement. The Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, acknowledges that it and the Third-Lien Creditors have, independently and without reliance on the First-Lien Collateral Agent, any First-Lien Creditor, the Second-Lien Collateral Agent or any Second-Lien Creditor, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Third-Lien Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Third-Lien Credit Documents or this Agreement.

         7.2 No Warranties or Liability. Each of (x) the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors under its First-Lien Credit Documents, and (y) the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors under its Third-Lien Credit Documents, acknowledge and agree that each of the Second-Lien Collateral Agent and the Second-Lien Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second-Lien Note Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second-Lien Creditors will be entitled to manage and supervise their respective loans and extensions of credit under the Second-Lien Note Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Each of (x) the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors under its Second-Lien Credit Documents, and (y) the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors under its Third-Lien Credit Documents, acknowledge and agree that each of the First-Lien Collateral Agent and the First-Lien Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First-Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The First-Lien Creditors will be entitled to manage and supervise their respective loans and extensions of credit under their respective First-Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Each of (x) the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors under its First-Lien Credit Documents, and (y) the

Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors under its Second-Lien Credit Documents, acknowledge and agree that each of the Third-Lien Collateral Agent and the Third-Lien Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Third-Lien Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Third-Lien Creditors will be entitled to manage and supervise their respective loans and extensions of credit under the Third-Lien Credit Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second-Lien Collateral Agent, the Second-Lien Creditors, the Third-Lien Collateral Agent and the Third-Lien Creditors shall have no duty to the First-Lien Collateral Agent or any of the First-Lien Creditors, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any Subsidiary Guarantor (including the First-Lien Credit Documents, the Second-Lien Note Documents and the Third-Lien Credit Documents), regardless of any knowledge thereof which they may have or be charged with. The First-Lien Collateral Agent, the First-Lien Creditors, the Third-Lien Collateral Agent and the Third-Lien Creditors shall have no duty to the Second-Lien Collateral Agent or any of the Second-Lien Creditors, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any Subsidiary Guarantor (including the First-Lien Credit Documents, the Second-Lien Note Documents and the Third-Lien Credit Documents), regardless of any knowledge thereof which they may have or be charged with. The First-Lien Collateral Agent, the First-Lien Creditors, the Second-Lien Collateral Agent and the Second-Lien Creditors shall have no duty to the Third-Lien Collateral Agent or any of the Third-Lien Creditors, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any Subsidiary Guarantor (including the First-Lien Credit Documents, the Second-Lien Note Documents and the Third-Lien Credit Documents), regardless of any knowledge thereof which they may have or be charged with.

         7.3    No Waiver of Lien Priorities.
                ----------------------------

         (a)    (i)   No right of the First-Lien Creditors, the First-Lien
Collateral Agent or any of them to enforce any provision of this Agreement or any First-Lien Credit Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Grantor or by any act or failure to act by any First-Lien Creditor or the First-Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First-Lien Credit Documents, any of the Second-Lien Note Documents or any of the Third-Lien Credit Documents, regardless of any knowledge thereof which the First-Lien Collateral Agent or the First-Lien Creditors, or any of them, may have or be otherwise charged with.

                (ii) No right of the Second-Lien Creditors, the Second-Lien Collateral Agent or any of them to enforce any provision of this Agreement or any Second-Lien Note Document (subject to the provisions of this Agreement) shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Grantor or by any act or failure to act by any Second-Lien Creditor or the Second-Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Second-Lien Note Documents or any of the Third-Lien Credit Documents, regardless of any knowledge thereof which the Second-Lien Collateral Agent or the Second-Lien Creditors, or any of them, may have or be otherwise charged with.

                (iii) No right of the Third-Lien Creditors, the Third-Lien Collateral Agent or any of them to enforce any provision of this Agreement or any Third-Lien Credit Document (subject to the provisions of this Agreement) shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Grantor or by any act or failure to act by any Third-Lien Creditor or the Third-Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Third-Lien Credit Documents, regardless of any knowledge thereof which the Third-Lien Collateral Agent or the Third-Lien Creditors, or any of them, may have or be otherwise charged with.

         (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the other Grantors under the First-Lien Credit Documents), the First-Lien Creditors, the First-Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First-Lien Credit Documents and/or applicable law, without the consent of, or notice to, the Second-Lien Collateral Agent, any other Second-Lien Creditor, the Third-Lien Collateral Agent or any Third-Lien Creditor without incurring any liabilities to the Second-Lien Collateral Agent, any other Second-Lien Creditor, the Third-Lien Collateral Agent or any Third-Lien Creditor and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second-Lien Collateral Agent, any Second-Lien Creditor, the Third-Lien Collateral Agent or any Third-Lien Creditor is affected, impaired or extinguished thereby) do any one or more of the following:

                (i) make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

                (ii) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First-Lien Obligations or any Lien on any First-Lien Collateral or guaranty thereof or any liability of the Borrower or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First-Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First-Lien Collateral Agent or any of the First-Lien Creditors, the First-Lien Obligations or any of the First-Lien Credit Documents;

                (iii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First-Lien Collateral or any liability of the Borrower or any other Grantor to the First-Lien Creditors or the First-Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

                (iv) settle or compromise any First-Lien Obligation or any other liability of the Borrower or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First-Lien Obligations) in any manner or order;

                (v) exercise or delay in or refrain from exercising any right or remedy against the Borrower or any other Grantor or any other Person or with respect to any security, elect any remedy and otherwise deal freely with the Borrower, any other Grantor or any First-Lien Collateral and any security and any guarantor or any liability of the Borrower or any other Grantor to the First-Lien Creditors or any liability incurred directly or indirectly in respect thereof; and

                (vi) release or discharge any First-Lien Obligation or any guaranty thereof or any agreement or obligation of any Grantor or any other Person with respect thereto.

         Nothing in this Section 7.3, however, shall affect the amount of Obligations or Hedging Obligations which shall constitute First-Lien Obligations and/or Second-Lien Obligations.

         (c) (i) The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

                (ii) The Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

         7.4 Waiver of Liability; Indemnity. (a) The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), and the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), each also agree that the First-Lien Creditors and the First-Lien Collateral Agent shall have no liability to any of the Second-Lien Collateral Agent, any Second-Lien Creditors, the Third-Lien Collateral Agent or any Third-Lien Creditors; and the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), and the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents) each hereby waive any claim against any First-Lien Creditor or the First-Lien Collateral Agent, arising out of any and all actions which the First-Lien Creditors or the First-Lien Collateral Agent may take or permit or omit to take with respect to: (i) the First-Lien Credit Documents (including, without limitation, any failure to perfect or obtain perfected security interests in the First-Lien Collateral),
(ii) the collection of the First-Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any First-Lien Collateral. The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), and the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), each agree that the First-Lien Creditors and the First-Lien Collateral Agent have no duty, express or implied, fiduciary or otherwise, to any of them in respect of the maintenance or preservation of the First-Lien Collateral, the First-Lien Obligations or otherwise. Neither the First-Lien Collateral Agent nor any other First-Lien Creditor nor any of their respective directors, officers, employees or agents will be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so, or will be under any obligation to sell or otherwise dispose of any Collateral upon the request of any other Grantor or upon the request of the Second-Lien Collateral Agent, the Third-Lien Collateral Agent, any other holder of Second-Lien Obligations, any other holder of Third-Lien Obligations or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. Without limiting the foregoing, the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents) and the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), each agree that neither the First-Lien Collateral Agent nor any other First-Lien Creditor (in directing the Collateral Agent to take any action with respect to the Collateral) shall have any duty or obligation to realize first upon any type of Collateral or to sell, dispose of or otherwise liquidate all or any portion of the Collateral in any manner, including as a result of the application of the principles of marshaling or otherwise, that would maximize the return to any class of Creditors holding Obligations of any type (whether First-Lien Obligations, Second-Lien Obligations or Third-Lien Obligations), notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by such class of Creditors from such realization, sale, disposition or liquidation.

         (b) After the Discharge of the First-Lien Obligations occurs, the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), each also agree that the Second-Lien Creditors and the Second-Lien Collateral Agent shall have no liability to any of the Third-Lien Collateral Agent or any Third-Lien Creditors; and the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), each hereby waive any claim against any Second-Lien Creditor or the Second-Lien Collateral Agent, arising out of any and all actions which the Second-Lien Creditors or the Second-Lien Collateral Agent may take or permit or omit to take with respect to: (i) the Second-Lien Note Documents (including, without limitation, any failure to perfect or obtain perfected security interests in the Second-Lien Collateral), (ii) the collection of the Second-Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any Second-Lien Collateral. The Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors and each other Third-Lien Creditor

(by its acceptance of the benefits of the Third-Lien Credit Documents), each agree that the Second-Lien Creditors and the Second-Lien Collateral Agent have no duty, express or implied, fiduciary or otherwise, to any of them in respect of the maintenance or preservation of the Second-Lien Collateral, the Second-Lien Obligations or otherwise. With respect to the Third-Lien Collateral Agent and the Third-Lien Creditors, neither the Second-Lien Collateral Agent nor any other Second-Lien Creditor nor any of their respective directors, officers, employees or agents will be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so, or will be under any obligation to sell or otherwise dispose of any Collateral upon the request of any other Grantor or upon the request of the Third-Lien Collateral Agent, or any other holder of Third-Lien Obligations or to take any other action whatsoever with regard to the Collateral or any part thereof. Without limiting the foregoing, the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), each agree that neither the Second-Lien Collateral Agent nor any other Second-Lien Creditor (in directing any Collateral Agent to take any action with respect to the Collateral) shall have any duty or obligation to realize first upon any type of Collateral or to sell, dispose of or otherwise liquidate all or any portion of the Collateral in any manner, including as a result of the application of the principles of marshaling or otherwise, that would maximize the return to any class of Creditors holding Obligations of any type (whether Second-Lien Obligations or Third-Lien Obligations), notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by such class of Creditors from such realization, sale, disposition or liquidation.

         (c) With respect to its share of the Obligations, any Collateral Agent which is independently a Creditor shall have and may exercise the same rights and powers hereunder as, and shall be subject to the same obligations and liabilities as and to the extent set forth herein for, any other Creditor, all as if such Collateral Agent were not a Collateral Agent. The term "Creditors" or any similar term shall, unless the context clearly otherwise indicates, include any Collateral Agent in its individual capacity as a Creditor. Each Collateral Agent and its affiliates may lend money to, and generally engage in any kind of business with, the Grantors or any of their Affiliates as if such Collateral Agent were not acting as a Collateral Agent and without any duty to account therefor to any other Creditor.

         7.5 Obligations Unconditional. All rights, interests, agreements and obligations of the First-Lien Collateral Agent and the First-Lien Creditors, the Second-Lien Collateral Agent and the Second-Lien Creditors, and the Third-Lien Collateral Agent and the Third-Lien Creditors, respectively, hereunder (including the Lien priorities established hereby) shall remain in full force and effect irrespective of:

                (a) any lack of validity or enforceability of any First-Lien Credit Document, any Second-Lien Note Document or any Third-Lien Credit Document;

                (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First-Lien Obligations or Second-Lien Obligations or Third-Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First-Lien Credit Document, any Second-Lien Note Document or any Third-Lien Credit Document;

                (c) any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First-Lien Obligations, Second-Lien Obligations or Third-Lien Obligations or any guarantee thereof;

                (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

                (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Grantor in respect of any of the First-Lien Obligations, or of the Second-Lien Collateral Agent or any Second-Lien Creditor in respect of this Agreement, or of the Third-Lien Collateral Agent or any Third-Lien Creditor in respect of this Agreement.

         SECTION 8.   Miscellaneous.
                      -------------

         8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First-Lien Credit Documents, the Second-Lien Note Documents or the Third-Lien Credit Documents, the provisions of this Agreement shall govern and control.

         8.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First-Lien Creditors may continue, at any time and without notice to the Second-Lien Collateral Agent or any Second-Lien Creditor or the Third-Lien Collateral Agent or any Third-Lien Creditor, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any Grantor constituting First-Lien Obligations in reliance hereof. The First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, and each other First-Lien Creditor (by its acceptance of the benefits of the First-Lien Documents), the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), and the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Without limiting the generality of the foregoing, this Agreement is intended to constitute and shall be deemed to constitute a "subordination agreement" within the meaning of
Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable nonbankruptcy law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Borrower or any other Grantor shall include the Borrower or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect, (i) with respect to the Second-Lien Collateral Agent, the Second-Lien Creditors and the Second-Lien Obligations, upon the Discharge of Second-Lien Obligations (in a manner which is not in contravention of the terms of this Agreement), subject to the rights of the First-Lien Creditors and the Second-Lien Creditors under Section 6.5, (ii) with respect to the First-Lien Collateral Agent, the First-Lien Creditors and the First-Lien Obligations, the date of the Discharge of First-Lien Obligations, subject to the rights of the First-Lien Creditors under Section 6.5(c), and
(iii) with respect to the Third-Lien Collateral Agent, the Third-Lien Creditors and the Third-Lien Obligations, upon the Discharge of Third-Lien Obligations (in a manner not in contravention of the terms of this Agreement), subject to the rights of the First-Lien Creditors and the Second-Lien Creditors under Section 6.5.

         8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the First-Lien Collateral Agent, the Second-Lien Collateral Agent or the Third-Lien Collateral Agent shall be made unless the same shall be in writing signed on behalf of each party hereto; provided that (x) the First-Lien Collateral Agent (at the direction of the Required First-Lien Creditors) may, without the written consent of any other Creditor, agree to modifications of this Agreement for the purpose of securing additional extensions of credit (including pursuant to the First-Lien Credit Agreement or any Refinancing or extension thereof) and adding new creditors as "First-Lien Creditors" and "Creditors" hereunder, so long as such extensions (and resulting additions) do not otherwise give rise to a violation of the express terms of the First-Lien Credit Agreement and, without the prior written consent of the Second-Lien Collateral Agent and Third-Lien Collateral Agent, would not cause the Maximum First-Lien Credit Documents Principal Amount and/or Maximum Hedging Obligations Notional Amount (as relevant) to be exceeded as a result of the inclusion of such extensions of credit, and (y) additional Grantors may be added as parties hereto in accordance with the provisions of
Section 8.18 of this Agreement. Each waiver of the terms of this Agreement, if any, shall be a waiver only with respect to the specific instance involved and shall not impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights, interests, liabilities or privileges are directly affected.

         8.4 Information Concerning Financial Condition of the Borrower and its Subsidiaries. The First-Lien Collateral Agent and the First-Lien Creditors, the Second-Lien Collateral Agent and the Second-Lien Creditors, and the Third-Lien Collateral Agent and the Third-Lien Creditors, shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and its Subsidiaries and all endorsers and/or guarantors of the

First-Lien Obligations, the Second-Lien Obligations or the Third-Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First-Lien Obligations, the Second-Lien Obligations or the Third-Lien Obligations. Except as otherwise set forth herein, none of the Collateral Agents nor any Creditor shall have any duty to advise any of the other Collateral Agents, or any other Creditor, of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First-Lien Collateral Agent or any of the First-Lien Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second-Lien Collateral Agent, any Second-Lien Creditor, the Third-Lien Collateral Agent or any Third-Lien Creditor, it or they shall be under no obligation (w) to make, and the First-Lien Collateral Agent and the First-Lien Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

         8.5 Subrogation. Subject to the Discharge of First-Lien Obligations, with respect to the value of any payments or distributions in cash, property or other assets that any of (x) the Second-Lien Creditors, the Second-Lien Collateral Agent, the Third-Lien Creditors or the Third-Lien Collateral Agent pay over to the First-Lien Collateral Agent or First-Lien Creditors under the terms of this Agreement or (y) the Third-Lien Collateral Agent or the Third-Lien Creditors pay over to the Second-Lien Collateral Agent or Second-Lien Creditors under the terms of this Agreement, the respective paying Creditors shall be subrogated to the rights of the payee Creditors; provided that, the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), and the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), hereby agree not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until (x) in the case of the Second-Lien Collateral Agent and Second-Lien Creditors, the Discharge of First-Lien Obligations has occurred and
(y) in the case of the Third-Lien Collateral Agent and Third-Lien Creditors, the Discharge of First-Lien Obligations and the Discharge of Second-Lien Obligations have each occurred. The Borrower acknowledges and agrees that the value of any payments or distributions in cash, property or other assets (x) received by any of the Second-Lien Collateral Agent, the Second-Lien Creditors, the Third-Lien Collateral Agent or the Third-Lien Creditors and paid over to the First-Lien Collateral Agent or the First-Lien Creditors pursuant to, and applied in accordance with this Agreement, shall not relieve or reduce any of the Obligations owed by the Borrower under the Second-Lien Note Documents or the Third-Lien Credit Documents and (y) received by any of the Third-Lien Collateral Agent or the Third-Lien Creditors and paid over to the Second-Lien Collateral Agent or the Second-Lien Creditors pursuant to, and applied in accordance with this Agreement, shall not relieve or reduce any of the Obligations owed by the Borrower under the Third-Lien Credit Documents.

         8.6 Application of Payments. All payments received by the First-Lien Collateral Agent or the First-Lien Creditors may be applied, reversed and reapplied, in whole or in part, to such part of the First-Lien Obligations as the First-Lien Creditors, in their sole discretion, deem appropriate. The

Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Note Documents), and the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and each other Third-Lien Creditor (by its acceptance of the benefits of the Third-Lien Credit Documents), assent to any extension or postponement of the time of payment of the First-Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First-Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

         8.7 SUBMISSION TO JURISDICTION; WAIVERS. (a) THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         (b) THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH EACH MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 8.7(a). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

         (c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         8.8 Notices. All notices to the First-Lien Creditors, the Second-Lien Creditors or the Third-Lien Creditors permitted or required under this Agreement may be sent, respectively, to the First-Lien Collateral Agent, the Second-Lien Collateral Agent or the Third-Lien Collateral Agent. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

         8.9 Further Assurances. Each of the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, and the Borrower, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as any of the First-Lien Collateral Agent, the Second-Lien Collateral Agent and/or the Third-Lien Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement. Each Second-Lien Creditor, by its acceptance of the benefits of the Second-Lien Note Documents, agrees to be bound by the agreements herein made by it and the Second-Lien Collateral Agent, on its behalf. Each Third-Lien Creditor, by its acceptance of the benefits of the Third-Lien Credit Documents, agrees to be bound by the agreements herein made by it and the Third-Lien Collateral Agent, on its behalf.

         8.10 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING GENERAL OBLIGATIONS LAW 5-1401.

         8.11 Binding on Successors and Assigns. This Agreement shall be binding upon First-Lien Collateral Agent, the First-Lien Creditors, the Second-Lien Collateral Agent, the Second-Lien Creditors, the Third-Lien Collateral Agent, the Third-Lien Creditors and their respective successors and assigns, including without limitation any successor or assign to all or a portion of the duties of any Collateral Agent (or any sub-agent or sub-collateral agent appointed by it).

         8.12 Specific Performance. Each of the First-Lien Collateral Agent, the Second-Lien Collateral Agent and the Third-Lien Collateral Agent may demand specific performance of this Agreement. Each of the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors, the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and the Third-Lien Collateral Agent, on behalf of itself and the Third-Lien Creditors, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First-Lien Collateral Agent, the Second-Lien Collateral Agent or the Third-Lien Collateral Agent, as the case may be.

         8.13 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         8.14 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

         8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. Each Second-Lien Creditor, by its acceptance of the benefits of the Second-Lien Note Documents, and each Third-Lien Creditor, by its acceptance of the benefits of the Third-Lien Credit Documents, agrees to be bound by the agreements made herein.

         8.16 No Third Party Beneficiaries; Effect of Agreement. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First-Lien Creditors, the Second-Lien Creditors and the Third-Lien Creditors. No other Person shall have or be entitled to assert rights or benefits hereunder. Nothing in this Agreement shall impair, as between the Borrower and the First-Lien Collateral Agent and the First-Lien Creditors, the Borrower and the Second-Lien Collateral Agent and the Second-Lien Creditors, or the Borrower and the Third-Lien Collateral Agent and the Third-Lien Creditors, the obligations of the Borrower to pay principal, interest, fees and other amounts as provided in the First-Lien Credit Documents, the Second-Lien Note Documents and the Third-Lien Credit Documents, respectively.

         8.17 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First-Lien Creditors and the First-Lien Collateral Agent, the Second-Lien Creditors and the Second-Lien Collateral Agent, and the Third-Lien Creditors and the Third-Lien Collateral Agent. None of the Borrower, any other Grantor or any other creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the First-Lien Obligations, the Second-Lien Obligations and the Third-Lien Obligations as and when the same shall become due and payable in accordance with their terms.

         8.18 Grantors; Additional Grantors. It is understood and agreed that the Borrower and each Subsidiary Guarantor on the date of this Agreement shall constitute the original Grantors party hereto. The original Grantors hereby covenant and agree to cause each Subsidiary of the Borrower which becomes a

Subsidiary Guarantor after the date hereof to contemporaneously become a party hereto (as a Grantor) by executing and delivering a counterpart hereof to the First-Lien Collateral Agent or by executing and delivering an assumption agreement in form and substance reasonably satisfactory to the First-Lien Collateral Agent. The parties hereto further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person which becomes a Subsidiary Guarantor at any time (and any security granted by any such Person) shall be subject to the provisions hereof as fully as if same constituted a Grantor party hereto and had complied with the requirements of the immediately preceding sentence.

         IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

                                        First-Lien Collateral Agent

Notice Address:                         DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,
--------------                          in its capacities as First-Lien
                                        Administrative Agent and First-Lien
60 Wall Street                          Collateral Agent
New York, New York 10005
Telephone:  (212) 250-6142
Telecopier: (212) 797-5692              By: /s/ Alexander Richarz
Attention:  Alexander Richarz              -------------------------------------
                                           Name:  Alexander Richarz
                                           Title: Vice President


                                        By: /s/ Gregory Shefrin
                                           -------------------------------------
                                           Name:  Gregory Shefrin
                                           Title: Director

                                        Second-Lien Collateral Agent

Notice Address:                         HSBC BANK USA, NATIONAL ASSOCIATION,
--------------                          in its capacities as Second-Lien
                                        Trustee and Second-Lien Collateral Agent
452 Fifth Avenue
New York, New York 10018
Telecopier: (212) 525-1300              By: /s/ Stephen Ferrera
Attention:  Corporate Trust                -------------------------------------
                                           Name:  Stephen Ferrera
                                           Title: Vice President


                                        Third-Lien Collateral Agent

Notice Address:                         HSBC BANK USA, NATIONAL ASSOCIATION,
--------------                          in its capacities as Third-Lien
                                        Administrative Agent and Third-Lien
Issuer Services:                        Collateral Agent
Telephone:  (212) 525-1316
Telecopier: (212) 525-1300              By: /s/ Frank J. Godino
Attention:  Frank J. Godino                -------------------------------------
                                           Name:  Frank J. Godino
Mailing Address:                           Title: Vice President
452 Fifth Avenue
New York, New York  10018

Delivery Address:
10 East 40th Street, 14th Floor
New York, New York  10018

Notice Address:                          RCN CORPORATION
--------------

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          BRAINSTORM NETWORKS, INC.,
--------------                           as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          HOT SPOTS PRODUCTIONS, INC.,
--------------                           as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          ON TV, INC., as a Subsidiary Guarantor
--------------

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RCN-BECOCOM, LLC, as a Subsidiary
--------------                           Guarantor

105 Carnegie Center                      By: RCN Telecom Services of
Princeton, NJ 08540                          Massachusetts, Inc., its managing
Telephone:  (609) 734-3700                   member
Telecopier: (609) 734-3830
Attention:  Chief Financial Officer          By: /s/ Patrick T. Hogan
                                                --------------------------------
                                                Name:  Patrick T. Hogan
                                                Title: Executive Vice President
                                                       and Chief Financial
                                                       Officer

Notice Address:                          RCN CABLE TV OF CHICAGO, INC.,
--------------                           as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RCN ENTERTAINMENT, INC.,
--------------                           as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RCN FINANCE, LLC, as a Subsidiary
--------------                           Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RCN FINANCIAL MANAGEMENT, INC., as a
--------------                           Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RCN INTERNATIONAL HOLDINGS, INC.,
--------------                           as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer

Notice Address:                          RCN INTERNET SERVICES, INC.,
--------------                           as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RCN TELECOM SERVICES, INC.,
--------------                           as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RCN TELECOM SERVICES OF ILLINOIS, LLC,
--------------                           as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RCN TELECOM SERVICES OF MASSACHUSETTS,
--------------                           INC., as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RCN TELECOM SERVICES OF PHILADELPHIA,
--------------                           INC., as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RCN TELECOM SERVICES OF VIRGINIA, INC.,
--------------                           as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RCN TELECOM SERVICES OF WASHINGTON
--------------                           D.C., INC., as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          RFM 2, LLC, as a Subsidiary Guarantor
--------------
                                         By: RCN Corporation, its managing
                                             member
105 Carnegie Center
Princeton, NJ 08540                          By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                             --------------------------------
Fax: (609) 734-3830                             Name:  Patrick T. Hogan
Attention: Chief Financial Officer              Title: Executive Vice President
                                                       and Chief Financial
                                                       Officer


Notice Address:                          RLH PROPERTY CORPORATION,
--------------                           as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          TEC AIR, INC., as a Subsidiary
--------------                           Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          21ST CENTURY TELECOM SERVICES, INC., as
--------------                           a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer


Notice Address:                          UNET HOLDING, INC., as a Subsidiary
--------------                           Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Executive Vice President
                                                   and Chief Financial Officer

Address:                                 STARPOWER COMMUNICATIONS, LLC,
-------                                  as a Subsidiary Guarantor

105 Carnegie Center
Princeton, NJ 08540                      By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                         ------------------------------------
Fax: (609) 734-3830                         Name:  Patrick T. Hogan
Attention: Chief Financial Officer          Title: Manager